UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07972

Exact name of registrant as specified in charter:	Delaware Group® Adviser Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Diversified Income Fund

October 31, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail. Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Diversified Income Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

©2015 Delaware Management Holdings, Inc. All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Diversified Income Fund	November 10, 2015

Performance preview (for the year ended October 31, 2015)
Delaware Diversified Income Fund (Class A shares)	1-year return	–0.11%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+1.96%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Diversified Income Fund, please see the table on page 3.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Please see page 5 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

A key development during the fiscal year ended Oct. 31, 2015 was the divergence in central bank policies. As the European Central Bank launched its quantitative easing program, the U.S. Federal Reserve signaled a potential rate hike in 2015. This had a profound effect on the market, particularly in currencies, driving the U.S. dollar higher versus many other currencies. This contributed to deterioration in emerging-market economies, and hurt revenue growth for U.S.-based multinational companies.

The strong U.S. dollar cut significantly into the global sales and net earnings of many U.S. corporations. Not only did it make U.S. exports more expensive for consumers in other countries, but currency conversions into U.S. dollars became highly unfavorable for many large U.S. companies. This, in turn, affected investment grade corporate credit, leading us to reduce the Fund’s credit overweight during the fiscal year.

Slowdowns in global growth and global trade were among the macroeconomic factors affecting the markets. Of particular concern were continued reports of slowing Chinese growth and the collapse in commodity prices. China’s decelerating economic growth rate is expected to keep commodity prices under pressure, while weighing on many emerging-market nations and Asian countries that have grown dependent on Chinese demand.

Fund performance

For the fiscal year ended Oct. 31, 2015, Delaware Diversified Income Fund (Class A shares) returned -0.11% at net asset value and -4.62% at maximum offer price (both returns reflect all distributions reinvested). For the same period, the Fund’s benchmark, the Barclays U.S. Aggregate Index, returned +1.96%. Complete annualized performance for Delaware Diversified Income Fund is shown in the table on page 3.

Relative to its benchmark, the Fund’s performance was hurt by a significant underweight to U.S. Treasurys, which generally performed better than corporate credit during the fiscal year. The use of futures to manage interest rate risk and yield curve risk somewhat offset this underperformance.

A favorable contributor to performance was the Fund’s security selection within investment grade credit, although the asset class did underperform the broader Barclays U.S. Aggregate Index. The Fund’s holdings within financials were a significant contributor to performance. Barclays, Branch Banking & Trust, Bank of America, and General Electric Capital were the strongest performers for the Fund. We upgraded the portfolio during the fiscal year, investing more in utilities. The Fund’s holdings in utilities outperformed the benchmark in absolute terms and outpaced their index component on strong security selection, which

Portfolio management review

Delaware Diversified Income Fund

included bonds issued by NextEra, Puget Energy, and Entergy.

In terms of below-investment-grade detractors, high yield corporate credit and emerging-market bond exposure both had a significant negative effect on Fund’s performance. Although we reduced the Fund’s allocation to both areas during the course of the fiscal year, exposure to these sectors was detrimental in an environment where the Fund’s benchmark had positive returns. Poor security selection compounded this. For example, Intelsat, a satellite services company, and commodity-focused issuers including Chesapeake Energy and Halcon Resources all detracted from performance.

Although the Fund’s security selection was positive in mortgage-backed securities (MBS), we had a significant underweight to this strong-performing sector. General positioning included current coupons and seasoned higher coupons.

Commercial mortgage-backed securities (CMBS) contributed to performance during the fiscal year. The Fund’s holdings outperformed the overall benchmark and the benchmark’s CMBS component. Positions in seasoned, multifamily-and conduit-loan securitizations were beneficial.

Another position not included in the benchmark that was helpful was the Fund’s small exposure to municipal bonds, including Golden State Tobacco Securitization and City of New York general obligation bonds.

Exposure to below-investment grade assets not included in the benchmark, including emerging-market bonds, detracted from performance. The asset allocation decision to have greater exposure to lower-quality securities was a significant detractor. However, that was partially offset by security selection, especially in corporate credit, which was generally strong.

The key risk within the Fund’s portfolio continues to be credit risk, although we have increased its exposure to U.S. Treasurys and MBS. We continue to see significant idiosyncratic (security-specific) risk in the market. Because of what we see as a challenging situation for corporate balance sheets, we reduced the Fund’s exposure to high yield and investment grade corporate credit. We believe China’s slowing economy may continue to weigh on commodity markets and hold back overall global growth.

The Fund’s use of derivatives contributed modestly to the Fund’s performance. We used derivatives for several hedging purposes. In addition to U.S. Treasury futures, currency forwards, and credit derivatives, we used E-mini S&P 500 futures (these are one-fifth the size of the Standard S&P 500 futures contracts) to hedge some of the portfolio’s exposure to convertible bonds. However, because convertibles only made up about 2% of the portfolio, this had a minimal effect on performance during the fiscal year.

In our view, we don’t see much risk of the United States slipping into recession in the short term. However, we anticipate higher levels of volatility as the Fed looks to raise interest rates, diverging from the policy moves of other central banks. Accordingly, we will likely maintain a more conservative position in the Fund overall.

Performance summary
Delaware Diversified Income Fund	October 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2015

	1 year	5 years	10 years
Class A (Est. Dec. 29, 1997)
Excluding sales charge	–0.11%	+3.14%	+6.01%
Including sales charge	–4.62%	+2.19%	+5.53%
Class C (Est. Oct. 28, 2002)
Excluding sales charge	–0.85%	+2.39%	+5.22%
Including sales charge	–1.81%	+2.39%	+5.22%
Class R (Est. June 2, 2003)
Excluding sales charge	–0.47%	+2.88%	+5.73%
Including sales charge	–0.47%	+2.88%	+5.73%
Institutional Class (Est. Oct. 28, 2002)
Excluding sales charge	+0.03%	+3.39%	+6.26%
Including sales charge	+0.03%	+3.39%	+6.26%
Barclays U.S. Aggregate Index	+1.96%	+3.03%	+4.72%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 4. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Performance summary

Delaware Diversified Income Fund

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	0.90%	1.65%	1.15%	0.65%
Net expenses (including fee waivers, if any)	0.90%	1.65%	1.15%	0.65%
Type of waiver	n/a	n/a	n/a	n/a

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2005 through Oct. 31, 2015

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2005, and includes the effect of a 4.50% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 4. Please note additional details on pages 3 through 5.

The graph also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of Oct. 31, 2005. The Barclays U.S. Aggregate Index measure the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq	CUSIPs
Class A	DPDFX	246248744
Class C	DPCFX	246248595
Class R	DPRFX	246248553
Institutional Class	DPFFX	246248587

Disclosure of Fund expenses

For the six-month period from May 1, 2015 to October 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2015 to Oct. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratio	Expenses Paid During Period 5/1/15 to 10/31/15*
Actual Fund return†
Class A	$1,000.00	$983.60	0.90%	$4.50
Class C	1,000.00	979.90	1.65%	8.23
Class R	1,000.00	981.30	1.15%	5.74
Institutional Class	1,000.00	983.80	0.65%	3.25
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.67	0.90%	$4.58
Class C	1,000.00	1,016.89	1.65%	8.39
Class R	1,000.00	1,019.41	1.15%	5.85
Institutional Class	1,000.00	1,021.93	0.65%	3.31

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation
Delaware Diversified Income Fund	As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	2.80%
Agency Mortgage-Backed Securities	17.95%
Collateralized Debt Obligations	1.13%
Commercial Mortgage-Backed Securities	5.89%
Convertible Bonds	1.49%
Corporate Bonds	38.61%
Automotive	0.35%
Banking	5.31%
Basic Industry	3.25%
Brokerage	0.41%
Capital Goods	0.79%
Communications	6.14%
Consumer Cyclical	2.07%
Consumer Non-Cyclical	2.14%
Electric	5.55%
Energy	4.47%
Finance Companies	0.80%
Healthcare	1.17%
Insurance	1.66%
Real Estate	1.17%
Services	0.78%
Technology	1.55%
Transportation	0.74%
Utilities	0.26%
Municipal Bonds	1.27%
Non-Agency Asset-Backed Securities	3.45%
Non-Agency Collateralized Mortgage Obligations	1.43%
Regional Bonds	0.30%
Senior Secured Loans	9.91%
Sovereign Bonds	2.56%
Supranational Banks	0.38%
U.S. Treasury Obligations	10.47%
Common Stock	0.00%
Convertible Preferred Stock	0.37%
Preferred Stock	0.70%
Short-Term Investments	11.41%

Security type / sector	Percentage of net assets
Securities Lending Collateral	4.73%
Total Value of Securities	114.87%
Obligation to Return Securities Lending Collateral	(4.73%)
Liabilities Net of Receivables and Other Assets	(10.14%)
Total Net Assets	100.00%

Schedule of investments Delaware Diversified Income Fund	October 31, 2015

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.112% 9/26/33 f	880,268	$960,375
Fannie Mae REMIC Trust
Series 2001-W2 AS5 6.473% 10/25/31 f	3,196	3,301
Series 2002-W11 AV1 0.537% 11/25/32 ●	5,846	5,707

Total Agency Asset-Backed Securities (cost $856,799)		969,383

Agency Collateralized Mortgage Obligations – 2.80%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	13,475	14,816
Series 2002-T4 A3 7.50% 12/25/41	141,179	159,595
Series 2002-T19 A1 6.50% 7/25/42	105,989	123,032
Series 2004-T1 1A2 6.50% 1/25/44	46,456	52,419
Fannie Mae Interest Strip
Series 265 2 9.00% 3/25/24	5,801	6,718
Fannie Mae REMIC Trust
Series 2002-W1 2A 6.366% 2/25/42 ●	14,256	16,596
Series 2002-W6 2A 6.785% 6/25/42 ●	28,120	32,545
Series 2003-W1 2A 6.424% 12/25/42 ●	15,280	17,778
Series 2003-W10 1A4 4.505% 6/25/43	20,318	21,717
Series 2003-W15 2A7 5.55% 8/25/43	21,292	22,616
Series 2004-W11 1A2 6.50% 5/25/44	297,785	350,743
Fannie Mae REMICs
Series 1990-92 C 7.00% 8/25/20	616	667
Series 1996-46 ZA 7.50% 11/25/26	123,779	140,126
Series 2001-50 BA 7.00% 10/25/41	67,221	77,830
Series 2002-77 Z 5.50% 12/25/32	1,412,081	1,582,404
Series 2002-83 GH 5.00% 12/25/17	64,602	66,679
Series 2002-90 A2 6.50% 11/25/42	204,759	231,481
Series 2003-11 BY 5.50% 2/25/33	101,820	114,172
Series 2003-26 AT 5.00% 11/25/32	1,332,779	1,357,524
Series 2003-38 MP 5.50% 5/25/23	1,686,863	1,833,722
Series 2003-78 B 5.00% 8/25/23	49,558	53,259
Series 2005-70 PA 5.50% 8/25/35	494,826	557,719
Series 2005-110 MB 5.50% 9/25/35	737,968	791,187
Series 2007-40 PT 5.50% 5/25/37	23,424	26,077
Series 2008-15 SB 6.403% 8/25/36 ●S	996,060	197,992
Series 2009-11 MP 7.00% 3/25/49	26,475	30,316
Series 2009-94 AC 5.00% 11/25/39	4,143,443	4,539,073
Series 2010-41 PN 4.50% 4/25/40	7,623,413	8,275,727
Series 2010-129 SM 5.803% 11/25/40 ●S	8,185,914	1,321,484
Series 2010-43 HJ 5.50% 5/25/40	809,802	911,668
Series 2010-75 NA 4.00% 9/25/28	312,967	318,811

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2010-96 DC 4.00% 9/25/25	11,956,479	$12,667,094
Series 2011-15 SA 6.863% 3/25/41 ●S	7,825,574	1,792,849
Series 2011-105 FP 0.597% 6/25/41 ●	29,811	29,866
Series 2011-113 CP 5.00% 9/25/39	1,176,502	1,295,356
Series 2012-19 HB 4.00% 1/25/42	862,630	903,417
Series 2012-19 NI 3.50% 10/25/31 S	4,364,916	471,691
Series 2012-122 SD 5.903% 11/25/42 ●S	10,011,105	2,405,634
Series 2013-2 LZ 3.00% 2/25/43	527,425	493,613
Series 2013-20 IH 3.00% 3/25/33 S	5,889,587	828,611
Series 2013-31 MI 3.00% 4/25/33 S	29,915,601	4,300,901
Series 2013-43 IX 4.00% 5/25/43 S	28,329,849	6,889,975
Series 2013-44 DI 3.00% 5/25/33 S	36,978,190	5,301,400
Series 2014-36 ZE 3.00% 6/25/44	4,243,348	3,795,424
Series 2014-68 BS 5.953% 11/25/44 ●S	10,567,191	2,237,687
Series 2014-72 ZJ 3.00% 11/25/44	408,144	344,137
Series 2014-90 SA 5.953% 1/25/45 ●S	29,878,629	6,689,954
Series 2015-27 SA 6.253% 5/25/45 ●S	3,925,110	953,868
Series 2015-44 Z 3.00% 9/25/43	7,916,728	7,508,361
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	142,295	160,668
Series 2326 ZQ 6.50% 6/15/31	451,819	512,053
Series 2557 WE 5.00% 1/15/18	790,812	817,195
Series 2621 QH 5.00% 5/15/33	45,541	50,087
Series 2624 QH 5.00% 6/15/33	21,521	23,776
Series 2717 MH 4.50% 12/15/18	27,155	28,091
Series 2809 DC 4.50% 6/15/19	503,858	520,872
Series 2981 NE 5.00% 5/15/35	14,628	16,089
Series 3123 HT 5.00% 3/15/26	25,695	27,847
Series 3139 ZT 5.50% 4/15/36	186,032	207,697
Series 3150 EQ 5.00% 5/15/26	33,330	35,999
Series 3232 KF 0.646% 10/15/36 ●	59,999	60,370
Series 3239 EF 0.546% 11/15/36 ●	11,594	11,651
Series 3290 PE 5.50% 3/15/37	269,074	300,665
Series 3416 GK 4.00% 7/15/22	2,467	2,467
Series 3574 D 5.00% 9/15/39	180,662	199,162
Series 3656 PM 5.00% 4/15/40	8,159,618	8,975,105
Series 3662 ZB 5.50% 8/15/36	308,362	347,693
Series 3804 EH 3.50% 7/15/40	89,297	93,311
Series 4065 DE 3.00% 6/15/32	1,626,000	1,644,436
Series 4097 VY 1.50% 8/15/42	341,521	274,711
Series 4120 IK 3.00% 10/15/32 S	15,811,410	2,164,689
Series 4122 LI 3.00% 10/15/27 S	857,475	94,522

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4136 EZ 3.00% 11/15/42	3,207,475	$2,992,755
Series 4146 IA 3.50% 12/15/32 S	8,350,265	1,335,313
Series 4150 PQ 2.50% 1/15/43	535,693	522,398
Series 4158 ZT 3.00% 1/15/43	225,245	213,083
Series 4159 KS 5.954% 1/15/43 ●S	7,150,470	1,745,754
Series 4180 ZB 3.00% 3/15/43	1,104,726	1,068,207
Series 4185 LI 3.00% 3/15/33 S	9,007,544	1,269,952
Series 4191 CI 3.00% 4/15/33 S	3,769,496	505,916
Series 4217 HI 2.50% 6/15/28 S	815,250	76,779
Series 4251 KI 2.50% 4/15/28 S	678,962	46,250
Series 4389 ZC 3.00% 9/15/44	829,231	720,745
Series 4391 GZ 2.50% 12/15/40	104,017	94,756
Series 4403 CZ 3.00% 10/15/44	118,716	94,570
Series 4435 DY 3.00% 2/15/35	6,624,571	6,530,234
Freddie Mac Strips
Series 19 F 1.112% 6/1/28 ●	2,670	2,624
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42 ¿	87,848	104,342
Series T-54 2A 6.50% 2/25/43 ¿	23,717	28,043
Series T-58 2A 6.50% 9/25/43 ¿	512,057	587,925
Series T-60 1A4C 4.62% 3/25/44 ¿●	14	14
GNMA
Series 2010-113 KE 4.50% 9/20/40	20,442,264	22,625,964
Series 2012-145 PY 2.00% 12/20/42	1,923,000	1,663,109
Series 2015-133 AL 3.00% 5/20/45	8,757,978	8,414,608
Series 2015-139 EY 2.50% 9/16/45	1,548,000	1,366,488
Vendee Mortgage Trust
Series 2000-1 1A 6.432% 1/15/30 ●	17,443	19,869

Total Agency Collateralized Mortgage Obligations (cost $150,786,459)		150,755,185

Agency Mortgage-Backed Securities – 17.95%

Fannie Mae
6.50% 8/1/17	23,203	23,763
7.00% 11/15/16	279	278
Fannie Mae ARM
1.877% 7/1/33 ●	65,189	68,179
1.889% 1/1/36 ●	72,041	76,035
2.081% 11/1/24 ●	1,873	1,971
2.094% 3/1/38 ●	8,413	8,873
2.269% 4/1/36 ●	710	754
2.283% 8/1/34 ●	18,678	19,743
2.311% 12/1/33 ●	12,149	12,880

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae ARM
2.327% 11/1/32 ●	458	$488
2.341% 9/1/38 ●	393,690	423,523
2.347% 4/1/37 ●	1,090,363	1,160,362
2.352% 4/1/36 ●	304,758	324,925
2.393% 11/1/35 ●	92,179	98,028
2.402% 10/1/33 ●	52,208	54,501
2.408% 6/1/37 ●	8,076	8,595
2.41% 4/1/36 ●	209,962	223,877
2.415% 5/1/43 ●	5,650,667	5,747,580
2.444% 8/1/36 ●	25,988	27,680
2.457% 11/1/35 ●	304,105	323,642
2.461% 6/1/36 ●	89,231	95,158
2.519% 7/1/36 ●	2,142	2,285
2.522% 6/1/34 ●	43,323	45,946
2.527% 6/1/34 ●	1,005	1,070
2.527% 7/1/36 ●	55,050	58,766
2.553% 6/1/43 ●	1,269,314	1,296,872
2.576% 8/1/35 ●	70,923	75,096
2.913% 7/1/45 ●	1,529,778	1,565,963
3.184% 4/1/44 ●	2,934,538	3,040,181
3.26% 3/1/44 ●	4,404,318	4,577,206
3.282% 9/1/43 ●	3,727,092	3,870,128
3.345% 5/1/36 ●	124,609	133,931
6.099% 8/1/37 ●	175,544	182,087
Fannie Mae Relocation 15 yr
4.00% 9/1/20	107,491	111,294
Fannie Mae Relocation 30 yr
5.00% 11/1/33	27,486	30,002
5.00% 1/1/34	2,499	2,727
5.00% 11/1/34	29,837	32,554
5.00% 4/1/35	37,714	41,123
5.00% 10/1/35	54,781	59,782
5.00% 1/1/36	84,162	91,789
Fannie Mae S.F. 15 yr
2.50% 10/1/27	1,176,599	1,207,276
2.50% 12/1/27	1,541,114	1,581,366
2.50% 4/1/28	1,424,806	1,461,989
2.50% 9/1/28	2,640,419	2,712,473
3.00% 9/1/30	4,651,792	4,845,782
3.50% 2/1/26	793,866	839,602
3.50% 6/1/26	3,301,255	3,491,026
3.50% 7/1/26	3,862,556	4,090,987

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 15 yr
3.50% 11/1/27	732,156	$777,368
3.50% 11/1/28	352,063	373,738
4.00% 3/1/24	22,015	23,342
4.00% 4/1/24	2,936	3,112
4.00% 11/1/24	54,934	58,403
4.00% 2/1/25	577,215	612,031
4.00% 5/1/25	1,497,400	1,591,406
4.00% 11/1/25	10,367,423	11,017,018
4.00% 1/1/27	17,667,774	18,777,093
4.00% 5/1/27	5,568,643	5,918,483
4.50% 4/1/18	7,855	8,134
4.50% 7/1/18	14,269	14,776
4.50% 9/1/18	8,955	9,274
4.50% 11/1/18	17,693	18,376
4.50% 2/1/19	18,451	19,136
4.50% 3/1/19	56,217	58,303
4.50% 4/1/20	7,677	7,997
4.50% 7/1/20	120,594	126,774
4.50% 4/1/23	48,793	51,829
4.50% 9/1/24	166,313	173,351
4.50% 11/1/24	58,233	62,301
5.00% 6/1/19	68,048	70,674
5.00% 12/1/21	28,801	29,960
5.50% 2/1/18	21,604	22,417
5.50% 4/1/19	8,888	9,213
5.50% 5/1/19	25,977	26,832
5.50% 10/1/21	10,361	11,228
5.50% 4/1/23	58,936	64,156
5.50% 6/1/23	42,415	46,529
6.00% 8/1/17	10,953	11,238
6.00% 12/1/17	1,069	1,071
6.00% 3/1/21	685	735
6.00% 9/1/21	1,896,462	2,084,308
6.00% 2/1/22	44,188	47,085
6.00% 8/1/22	23,573	25,863
6.00% 2/1/23	3,055	3,367
Fannie Mae S.F. 15 yr TBA
2.50% 1/1/31	10,652,000	10,798,052
3.00% 1/1/31	10,263,000	10,633,951
Fannie Mae S.F. 20 yr
3.00% 10/1/32	19,631	20,312
3.00% 2/1/33	367,940	380,722

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 20 yr
3.00% 8/1/33	159,062	$164,782
3.00% 4/1/34	115,981	120,148
3.00% 8/1/34	1,097,525	1,136,854
3.50% 8/1/32	547,411	577,160
3.50% 10/1/34	2,351,043	2,468,402
3.50% 9/1/35	45,665	47,919
4.00% 1/1/31	933,115	1,003,558
4.00% 2/1/31	2,226,543	2,394,586
6.50% 10/1/18	2,493	2,849
6.50% 2/1/19	5,541	6,333
6.50% 10/1/24	9,035	10,327
6.50% 10/1/27	46,698	53,374
Fannie Mae S.F. 30 yr
3.00% 7/1/42	3,012,600	3,056,400
3.00% 10/1/42	50,620,033	51,325,968
3.00% 12/1/42	8,653,364	8,774,707
3.00% 1/1/43	14,415,955	14,610,634
3.00% 2/1/43	1,790,260	1,814,677
3.00% 5/1/43	2,781,118	2,818,078
3.50% 4/1/42	9,158	9,553
3.50% 1/1/43	709,019	739,607
4.00% 5/1/43	496,246	533,694
4.00% 8/1/43	1,287,657	1,378,514
4.00% 7/1/44	13,542,652	14,569,729
4.50% 7/1/36	1,578,628	1,716,203
4.50% 11/1/40	3,505,486	3,808,581
4.50% 12/1/40	1,365,599	1,483,832
4.50% 3/1/41	4,214,422	4,576,841
4.50% 4/1/41	6,388,592	6,942,888
4.50% 5/1/41	796,997	871,770
4.50% 7/1/41	1,744,384	1,895,520
4.50% 8/1/41	1,865,436	2,030,285
4.50% 1/1/42	69,286,347	75,418,062
4.50% 9/1/42	8,027,435	8,745,877
4.50% 2/1/44	893,775	968,707
4.50% 6/1/44	4,023,523	4,369,355
4.50% 10/1/44	5,917,279	6,448,105
4.50% 2/1/45	5,888,550	6,413,988
5.00% 4/1/33	85,253	94,400
5.00% 7/1/33	96,339	106,658
5.00% 11/1/33	107,107	118,576
5.00% 3/1/34	49,760	55,096

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.00% 4/1/34	216,163	$239,971
5.00% 2/1/35	4,282	4,740
5.00% 4/1/35	513,104	566,613
5.00% 5/1/35	19,141	21,108
5.00% 6/1/35	2,982	3,288
5.00% 7/1/35	62,560	68,878
5.00% 8/1/35	487,765	537,612
5.00% 9/1/35	3,886	4,301
5.00% 10/1/35	2,592,792	2,857,890
5.00% 11/1/35	1,615,154	1,779,934
5.00% 7/1/36	2,829	3,122
5.00% 8/1/36	5,412	5,967
5.00% 12/1/36	9,259	10,206
5.00% 2/1/37	52,685	58,272
5.00% 4/1/37	727,141	801,571
5.00% 8/1/37	1,754,380	1,933,018
5.00% 2/1/38	793,607	874,228
5.00% 5/1/38	31,836	35,109
5.00% 6/1/39	240,303	264,825
5.50% 12/1/32	138,994	156,513
5.50% 2/1/33	2,021,640	2,274,340
5.50% 9/1/33	6,029	6,793
5.50% 3/1/34	188,594	212,663
5.50% 4/1/34	821,213	924,264
5.50% 5/1/34	353,784	398,398
5.50% 8/1/34	115,697	129,525
5.50% 9/1/34	105,757	119,383
5.50% 11/1/34	1,093,085	1,233,501
5.50% 12/1/34	525,622	592,866
5.50% 1/1/35	2,169,633	2,447,019
5.50% 2/1/35	708,378	797,367
5.50% 3/1/35	383,141	429,727
5.50% 4/1/35	2,166	2,449
5.50% 5/1/35	6,978	7,888
5.50% 6/1/35	529,179	590,807
5.50% 8/1/35	160,066	180,243
5.50% 9/1/35	2,368	2,662
5.50% 10/1/35	2,234,351	2,515,412
5.50% 11/1/35	7,047	7,931
5.50% 12/1/35	452,915	511,276
5.50% 1/1/36	3,025,665	3,414,148
5.50% 3/1/36	33,577	37,674

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 4/1/36	1,982,289	$2,228,691
5.50% 5/1/36	1,569,839	1,754,576
5.50% 7/1/36	480,775	542,119
5.50% 9/1/36	166,911	188,223
5.50% 11/1/36	1,617,121	1,808,867
5.50% 12/1/36	93,725	104,640
5.50% 1/1/37	2,810,473	3,152,536
5.50% 2/1/37	40,623	45,482
5.50% 3/1/37	1,131,842	1,267,547
5.50% 4/1/37	5,033,585	5,644,989
5.50% 8/1/37	2,404,939	2,713,451
5.50% 9/1/37	2,872,738	3,219,339
5.50% 11/1/37	28,120	31,395
5.50% 12/1/37	4,378	4,888
5.50% 1/1/38	178,134	199,201
5.50% 2/1/38	2,842,555	3,196,834
5.50% 3/1/38	1,290,308	1,451,481
5.50% 4/1/38	2,993,455	3,354,273
5.50% 5/1/38	200,298	224,243
5.50% 6/1/38	5,379,787	6,024,591
5.50% 7/1/38	35,713	39,872
5.50% 8/1/38	42,678	47,648
5.50% 9/1/38	369,594	416,197
5.50% 11/1/38	26,338	29,406
5.50% 12/1/38	528,012	594,652
5.50% 1/1/39	2,999,196	3,358,126
5.50% 2/1/39	9,627,825	10,848,540
5.50% 9/1/39	6,800	7,592
5.50% 10/1/39	2,045,314	2,290,197
5.50% 11/1/39	16,405	18,331
5.50% 12/1/39	864,699	972,491
5.50% 5/1/40	9,466	10,599
5.50% 6/1/40	6,237	6,984
5.50% 7/1/40	4,876,696	5,489,872
5.50% 4/1/41	1,250,423	1,406,980
5.50% 9/1/41	23,679,799	26,517,549
6.00% 7/1/27	6,286	7,189
6.00% 4/1/32	12,569	14,393
6.00% 8/1/34	278,843	318,383
6.00% 11/1/34	13,666	15,578
6.00% 12/1/34	2,989	3,403
6.00% 6/1/35	3,248	3,678

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.00% 7/1/35	66,857	$76,079
6.00% 9/1/35	81,839	93,178
6.00% 10/1/35	41,007	46,725
6.00% 11/1/35	24,402	27,931
6.00% 12/1/35	461,886	526,921
6.00% 6/1/36	260,126	295,125
6.00% 7/1/36	20,757	23,598
6.00% 8/1/36	174,560	197,959
6.00% 9/1/36	127,618	144,955
6.00% 12/1/36	249,718	284,472
6.00% 2/1/37	833,196	945,492
6.00% 3/1/37	25,794	29,227
6.00% 5/1/37	2,113,862	2,395,528
6.00% 6/1/37	140,357	160,121
6.00% 7/1/37	137,511	155,705
6.00% 8/1/37	1,979,782	2,249,133
6.00% 9/1/37	627,546	711,234
6.00% 10/1/37	417,376	473,531
6.00% 11/1/37	325,583	368,702
6.00% 1/1/38	1,082,818	1,226,388
6.00% 3/1/38	892	1,019
6.00% 5/1/38	3,915,383	4,439,944
6.00% 6/1/38	340,003	387,940
6.00% 7/1/38	92,640	104,897
6.00% 8/1/38	254,297	288,612
6.00% 9/1/38	719,977	817,131
6.00% 10/1/38	3,193,661	3,623,532
6.00% 11/1/38	611,598	695,789
6.00% 12/1/38	375,500	426,370
6.00% 1/1/39	1,350,737	1,532,044
6.00% 9/1/39	290,254	330,080
6.00% 10/1/39	1,546,734	1,767,362
6.00% 1/1/40	10,683	12,160
6.00% 3/1/40	1,125,886	1,278,616
6.00% 7/1/40	4,253,473	4,816,908
6.00% 9/1/40	1,027,868	1,166,258
6.00% 11/1/40	404,879	463,153
6.00% 5/1/41	10,913,544	12,388,209
6.50% 3/1/32	195	222
6.50% 8/1/34	5,099	5,828
6.50% 1/1/36	32,183	38,748
6.50% 2/1/36	907,752	1,038,739

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.50% 3/1/36	45,760	$52,302
6.50% 8/1/36	48,312	55,220
6.50% 9/1/36	43,489	49,746
6.50% 11/1/36	349,761	402,576
6.50% 3/1/37	5,321	6,081
6.50% 8/1/37	72,757	84,045
6.50% 11/1/37	1,267	1,448
6.50% 12/1/37	257,432	294,933
6.50% 10/1/38	32,210	36,866
6.50% 1/1/39	15,356	17,656
6.50% 3/1/40	871,324	996,690
7.00% 8/1/32	67,969	77,606
7.00% 9/1/32	37,643	39,840
7.00% 2/1/36	10,123	11,969
7.00% 12/1/37	4,437	4,808
7.50% 1/1/31	1,092	1,319
7.50% 3/1/32	13,471	14,986
7.50% 4/1/32	14,395	16,972
7.50% 6/1/34	21,443	25,057
7.50% 10/1/34	13,727	16,543
Fannie Mae S.F. 30 yr TBA
3.00% 12/1/45	159,878,000	161,206,986
3.00% 1/1/46	202,023,000	203,213,037
4.50% 1/1/46	1,705,000	1,843,278
Freddie Mac ARM
2.275% 10/1/37 ●	47,394	50,006
2.304% 12/1/33 ●	31,704	33,621
2.342% 12/1/33 ●	205,686	219,324
2.344% 2/1/37 ●	516,454	548,860
2.348% 8/1/37 ●	6,516	6,906
2.374% 10/1/36 ●	50,382	53,510
2.409% 5/1/35 ●	191,388	202,432
2.439% 10/1/37 ●	2,743	2,917
2.457% 3/1/36 ●	64,152	68,495
2.475% 4/1/33 ●	3,627	3,755
2.477% 7/1/36 ●	219,393	233,545
2.513% 4/1/34 ●	13,529	14,362
2.519% 1/1/44 ●	3,738,836	3,839,704
2.958% 10/1/45 ●	3,217,000	3,290,605
3.457% 5/1/42 ●	624,683	656,188
4.852% 8/1/38 ●	55,362	58,881

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac Relocation 30 yr
5.00% 9/1/33	122,799	$133,510
6.50% 10/1/30	489	513
Freddie Mac S.F. 15 yr
3.50% 10/1/26	866,269	919,894
4.00% 12/1/20	39,114	40,796
4.00% 6/1/24	37,100	39,556
4.00% 12/1/24	3,612	3,848
4.00% 5/1/25	399,995	426,441
4.00% 8/1/25	9,409	10,031
4.00% 11/1/26	1,412,575	1,489,567
4.50% 5/1/20	559,995	584,146
4.50% 6/1/20	52,201	54,452
4.50% 10/1/20	13,621	14,140
4.50% 9/1/24	53,107	57,444
4.50% 9/1/26	1,610,306	1,741,285
5.00% 4/1/20	253,862	267,391
5.50% 6/1/21	118,940	128,652
5.50% 7/1/21	86,489	93,501
6.00% 4/1/17	2,982	3,042
6.00% 8/1/17	1,282	1,320
6.50% 8/1/16	259	262
Freddie Mac S.F. 20 yr
3.50% 1/1/34	4,057,606	4,252,555
Freddie Mac S.F. 30 yr
3.00% 10/1/42	3,819,883	3,863,740
3.00% 11/1/42	4,609,299	4,672,396
3.50% 11/1/41	146,475	152,209
3.50% 4/1/42	55,119	57,499
4.50% 7/1/39	804,589	874,221
4.50% 10/1/39	1,877,426	2,035,199
4.50% 4/1/41	8,522,047	9,251,247
4.50% 3/1/42	8,169,482	8,900,171
4.50% 5/1/44	2,494,280	2,699,904
5.00% 3/1/34	78,399	86,703
5.00% 4/1/35	26,864	29,699
5.00% 6/1/36	14,315	15,756
5.50% 3/1/34	295,117	329,036
5.50% 12/1/34	281,357	314,064
5.50% 3/1/36	180,708	201,173
5.50% 6/1/36	192,609	213,923
5.50% 11/1/36	309,706	343,953
5.50% 12/1/36	86,226	96,029

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
5.50% 1/1/37	20,734	$23,108
5.50% 9/1/37	405,621	452,398
5.50% 11/1/37	16,721	18,652
5.50% 4/1/38	1,319,575	1,471,684
5.50% 6/1/38	177,219	197,137
5.50% 7/1/38	1,464,548	1,631,770
5.50% 6/1/39	1,382,884	1,539,289
5.50% 3/1/40	1,102,665	1,229,693
5.50% 8/1/40	881,751	983,102
5.50% 1/1/41	871,613	972,493
5.50% 6/1/41	10,459,409	11,663,706
6.00% 12/1/33	9,369	10,676
6.00% 11/1/34	41,262	46,565
6.00% 2/1/36	3,829,392	4,357,605
6.00% 3/1/36	966,961	1,093,057
6.00% 4/1/36	17,677	20,134
6.00% 10/1/36	19,248	21,925
6.00% 4/1/37	28,602	32,480
6.00% 8/1/37	19,130	21,720
6.00% 10/1/37	12,298	13,946
6.00% 6/1/38	11,200	12,684
6.00% 7/1/38	10,083	11,376
6.00% 8/1/38	3,651,470	4,181,216
6.00% 10/1/38	104,495	120,009
6.00% 5/1/40	2,077,200	2,368,768
6.00% 7/1/40	3,462,511	3,906,614
6.50% 10/1/32	1,081	1,239
6.50% 6/1/37	6,981	7,986
6.50% 8/1/38	288,888	330,156
6.50% 4/1/39	499,839	571,242
7.00% 11/1/33	153,669	183,151
GNMA I S.F. 30 yr
5.00% 6/15/40	541,091	598,958
7.00% 12/15/34	1,857,131	2,222,365
7.50% 2/15/32	1,592	1,955

Total Agency Mortgage-Backed Securities (cost $961,273,555)		966,987,988

Collateralized Debt Obligations – 1.13%

Avery Point III CLO
Series 2013-3A A 144A 1.715% 1/18/25 #●	5,500,000	5,404,300
Benefit Street Partners CLO IV
Series 2014-IVA A1A 144A 1.807% 7/20/26 #●	14,000,000	13,872,600

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

Cent CLO 21
Series 2014-21A A1B 144A 1.713% 7/27/26 #●	5,500,000	$5,421,350
CIFC Funding
Series 2013-2A A1L 144A 1.465% 4/21/25 #●	10,000,000	9,804,000
Magnetite IX
Series 2014-9A A1 144A 1.74% 7/25/26 #●	13,880,000	13,717,604
Neuberger Berman CLO XVII
Series 2014-17A A 144A 1.779% 8/4/25 #●	5,120,000	5,071,360
Neuberger Berman CLO XIX
Series 2015-19A A1 144A 1.718% 7/15/27 #●	8,000,000	7,881,600

Total Collateralized Debt Obligations (cost $61,939,409)		61,172,814

Commercial Mortgage-Backed Securities – 5.89%

Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 ●	1,374,000	1,375,902
Series 2006-4 A4 5.634% 7/10/46	510,378	516,792
Series 2007-4 AM 5.809% 2/10/51 ●	3,670,000	3,896,972
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW18 A4 5.70% 6/11/50	3,140,000	3,302,173
CD Commercial Mortgage Trust
Series 2005-CD1 AJ 5.255% 7/15/44 ●	357,237	357,079
Series 2005-CD1 C 5.255% 7/15/44 ●	1,620,000	1,619,025
CFCRE Commercial Mortgage Trust
Series 2011-C1 A2 144A 3.759% 4/15/44 #	1,344,012	1,352,073
Citigroup Commercial Mortgage Trust
Series 2007-C6 AM 5.711% 12/10/49 ●	2,950,000	3,067,193
Series 2014-GC25 A4 3.635% 10/10/47	5,655,000	5,853,242
Series 2015-GC27 A5 3.137% 2/10/48	2,125,000	2,109,855
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47	4,110,000	4,315,568
Series 2014-CR20 A4 3.59% 11/10/47	2,305,000	2,383,136
Series 2014-CR20 AM 3.938% 11/10/47	10,325,000	10,812,637
Series 2014-CR21 A3 3.528% 12/10/47	1,628,000	1,674,719
Series 2015-3BP A 144A 3.178% 2/10/35 #	9,890,000	9,870,836
Series 2015-CR23 A4 3.497% 5/10/48	6,000,000	6,160,414
Commercial Mortgage Trust
Series 2007-GG9 AM 5.475% 3/10/39	3,375,000	3,491,792
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	4,494,000	5,041,618
Series 2011-LC1A C 144A 5.607% 11/10/46 #●	5,320,000	5,936,066
Freddie Mac Multifamily Structured Pass Through Certificates
Series K038 A2 3.389% 3/25/24 ¿	6,760,000	7,144,741

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2011-K10 B 144A 4.63% 11/25/49 #●	3,345,000	$3,558,880
Series 2011-K15 B 144A 4.948% 8/25/44 #●	485,000	534,439
Series 2012-K18 B 144A 4.265% 1/25/45 #●	2,450,000	2,608,740
Series 2012-K19 B 144A 4.036% 5/25/45 #●	1,130,963	1,197,967
Series 2012-K22 B 144A 3.687% 8/25/45 #●	4,285,000	4,357,636
Series 2012-K22 C 144A 3.687% 8/25/45 #●	3,450,000	3,472,680
Series 2012-K707 B 144A 3.883% 1/25/47 #●	1,715,000	1,766,149
Series 2012-K708 B 144A 3.754% 2/25/45 #●	7,330,000	7,609,156
Series 2012-K708 C 144A 3.754% 2/25/45 #●	1,380,000	1,406,548
Series 2012-K711 B 144A 3.562% 8/25/45 #●	4,740,000	4,880,705
Series 2013-K25 C 144A 3.618% 11/25/45 #●	3,480,000	3,358,930
Series 2013-K26 C 144A 3.599% 12/25/45 #●	2,150,000	2,090,782
Series 2013-K30 C 144A 3.556% 6/25/45 #●	3,895,000	3,820,499
Series 2013-K31 C 144A 3.627% 7/25/46 #●	7,355,000	7,289,870
Series 2013-K33 B 144A 3.503% 8/25/46 #●	3,285,000	3,211,646
Series 2013-K33 C 144A 3.503% 8/25/46 #●	1,050,000	1,006,306
Series 2013-K712 B 144A 3.371% 5/25/45 #●	10,101,068	10,341,406
Series 2013-K713 B 144A 3.165% 4/25/46 #●	6,160,000	6,253,758
Series 2013-K713 C 144A 3.165% 4/25/46 #●	5,465,000	5,426,206
Series 2014-K716 C 144A 3.954% 8/25/47 #●	2,755,000	2,811,341
Series 2015-K47 B 144A 3.60% 6/25/48 #●	2,840,000	2,555,397
GE Capital Commercial Mortgage
Series 2005-C4 A4 5.385% 11/10/45 ●	5,090	5,084
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	21,810,000	22,657,835
GS Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38 ●	198,258	198,062
Series 2010-C1 A2 144A 4.592% 8/10/43 #	9,975,000	10,866,943
Series 2010-C1 C 144A 5.635% 8/10/43 #●	4,765,000	5,248,310
Series 2015-GC32 A4 3.764% 7/10/48	2,336,000	2,438,953
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	1,930,000	1,932,076
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	9,470,000	9,483,017
Houston Galleria Mall Trust
Series 2015-HGLR A1A2 144A 3.087% 3/5/37 #	8,510,000	8,277,428
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47	2,577,376	2,572,334
Series 2014-C22 B 4.561% 9/15/47 ●	1,625,000	1,677,679
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.507% 8/12/37 ●	1,765,000	1,918,327
Series 2005-LDP4 AJ 5.04% 10/15/42 ●	1,930,237	1,929,736
Series 2005-LDP5 D 5.546% 12/15/44 ●	2,895,000	2,888,359

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP8 AM 5.44% 5/15/45	12,218,000	$12,517,194
Series 2011-C5 C 144A 5.323% 8/15/46 #●	3,780,000	4,074,378
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31	328,057	330,101
Series 2006-C6 AJ 5.452% 9/15/39 ●	6,325,000	6,511,637
Series 2006-C6 AM 5.413% 9/15/39	5,285,000	5,448,874
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C19 AS 3.832% 12/15/47	1,513,000	1,551,807
Series 2015-C22 A3 3.046% 4/15/48	2,920,000	2,857,574
Series 2015-C23 A4 3.719% 7/15/50	9,640,000	10,018,645
Series 2015-C26 A5 3.531% 11/15/48	5,655,000	5,824,502
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.239% 11/14/42 ●	1,531,078	1,531,140
Series 2005-HQ7 C 5.239% 11/14/42 ●	5,840,000	5,833,049
Series 2006-HQ10 B 5.448% 11/12/41 ●	2,584,000	2,466,551
Series 2006-TOP21 B 144A 5.308% 10/12/52 #●	2,000,000	1,996,821
Series 2006-TOP23 A4 5.843% 8/12/41 ●	3,045,147	3,096,181
TimberStar Trust I
Series 2006-1A A 144A 5.668% 10/15/36 #	7,090,000	7,328,587
Series 2006-1A C 144A 5.884% 10/15/36 #	4,500,000	4,624,088
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 A3 2.918% 10/15/45	4,105,000	4,151,840
Series 2015-NXS3 A4 3.617% 9/15/57	3,730,000	3,838,602
WF-RBS Commercial Mortgage Trust
Series 2014-C23 A5 3.917% 10/15/57	1,430,000	1,512,617

Total Commercial Mortgage-Backed Securities (cost $320,343,927)		317,449,205

Convertible Bonds – 1.49%

Abengoa 144A 5.125% exercise price $37.29, expiration date 2/23/17 #*	2,800,000	1,450,750
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18 @	4,024,000	4,051,665
Ares Capital 5.75% exercise price $18.36, expiration date 2/1/16	924,000	932,085
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	2,794,000	2,942,431
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	1,763,000	2,567,369
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18 *	3,590,000	3,767,256
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	845,000	766,837

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Campus Crest Communities Operating Partnership 144A 5.00% exercise price $12.56, expiration date 10/11/18 #	3,054,000	$3,044,456
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20 *	2,770,000	2,638,425
Cemex 3.72% exercise price $11.90, expiration date 3/15/20	2,027,000	1,816,699
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18 *@	3,081,000	2,703,577
Chesapeake Energy 2.25% exercise price $80.28, expiration date 12/14/38	1,000,000	720,000
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	1,864,000	2,569,990
GAIN Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18 @	1,667,000	1,600,320
General Cable 4.50% exercise price $33.77, expiration date 11/15/29 @f	3,050,000	2,094,969
Gilead Sciences 1.625% exercise price $22.53, expiration date 4/29/16	757,000	3,616,098
HealthSouth 2.00% exercise price $38.08, expiration date 11/30/43	1,915,000	2,095,728
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	2,154,000	1,795,897
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	689,000	927,997
inContact 144A 2.50% exercise price $14.23, expiration date 4/1/22 #	2,569,000	2,353,846
Infinera 1.75% exercise price $12.58, expiration date 5/30/18	651,000	1,075,777
Jefferies Group 3.875% exercise price $44.69, expiration date 10/31/29	2,086,000	2,140,758
Liberty Interactive 144A 1.00% exercise price $64.26, expiration date 9/28/43 #	2,422,000	2,241,864
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	2,851,000	2,817,144
Microchip Technology 144A 1.625% exercise price $67.13, expiration date 2/13/25 #	1,248,000	1,300,260
New Mountain Finance 5.00% exercise price $15.93, expiration date 6/14/19	479,000	480,497
Novellus Systems 2.625% exercise price $34.51, expiration date 5/14/41	1,581,000	3,607,644
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	2,618,000	3,300,316
NXP Semiconductors 144A 1.00% exercise price $102.84, expiration date 11/27/19 #	1,530,000	1,646,663

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #	2,587,000	$2,595,084
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18 *@	2,004,000	1,683,360
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21 @	3,171,000	3,046,158
SunEdison 144A 3.375% exercise price $38.65, expiration date 5/30/25 #	1,777,000	832,969
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 *@	525,000	398,672
TPG Specialty Lending 4.50% exercise price $25.83, expiration date 12/15/19 @	2,258,000	2,243,888
Vector Group 1.75% exercise price $24.64, expiration date 4/15/20 ●	2,229,000	2,575,888
Vector Group 2.50% exercise price $15.98, expiration date 1/14/19 *●	978,000	1,534,177
VEREIT 3.75% exercise price $15.15, expiration date 12/14/20 *@	2,502,000	2,342,510

Total Convertible Bonds (cost $78,575,169)		80,320,024

Corporate Bonds – 38.61%

Automotive – 0.35%
American Axle & Manufacturing 6.25% 3/15/21	2,815,000	2,959,269
Ford Motor 7.45% 7/16/31	9,269,000	11,926,941
Lear 5.25% 1/15/25	2,725,000	2,793,125
Meritor 6.75% 6/15/21	1,195,000	1,186,038

		18,865,373

Banking – 5.31%
Akbank 144A 4.00% 1/24/20 #*	2,870,000	2,822,570
ANZ New Zealand International 144A 2.60% 9/23/19 #	1,300,000	1,313,260
Banco Bilbao Vizcaya Argentaria Colombia 144A 4.875% 4/21/25 #	5,300,000	5,194,000
Banco Nacional de Comercio Exterior SNC 144A 4.375% 10/14/25 #	5,540,000	5,581,550
Bank of America
3.875% 8/1/25	830,000	846,156
3.95% 4/21/25	21,375,000	21,073,570
BBVA Bancomer
144A 6.50% 3/10/21 #	5,255,000	5,851,180
144A 7.25% 4/22/20 #	935,000	1,042,600
Branch Banking & Trust 3.625% 9/16/25	7,335,000	7,410,044
Citigroup 4.45% 9/29/27	3,800,000	3,805,297
City National 5.25% 9/15/20	5,680,000	6,402,178
Compass Bank 3.875% 4/10/25	5,505,000	5,136,347

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank
2.50% 9/4/20	NOK	8,100,000	$996,823
4.25% 1/13/22	AUD	1,469,000	1,089,504
Credit Suisse Group Funding Guernsey 144A
3.75% 3/26/25 #		4,525,000	4,432,663
Export-Import Bank of Korea
144A 2.711% 12/5/19 #	CAD	790,000	621,470
144A 3.00% 5/22/18 #	NOK	1,400,000	169,965
Fifth Third Bancorp 2.875% 7/27/20		2,295,000	2,313,140
Finnvera 144A 2.375% 6/4/25 #		8,215,000	8,083,683
Goldman Sachs Group
3.435% 8/21/19 ●	AUD	2,390,000	1,707,364
3.55% 2/12/21	CAD	1,500,000	1,204,221
5.20% 12/17/19	NZD	5,549,000	3,919,425
HSBC USA 2.75% 8/7/20		5,010,000	5,048,707
Industrial & Commercial Bank of China 144A
4.875% 9/21/25 #*		5,900,000	5,980,399
ING Groep
6.00% 12/29/49 *●		1,845,000	1,815,019
6.50% 12/29/49 ●		5,460,000	5,279,138
JPMorgan Chase
0.953% 1/28/19 ●		2,985,000	2,956,529
1.50% 1/27/25	EUR	6,198,000	6,724,605
3.50% 12/18/26	GBP	986,000	1,549,252
4.25% 11/2/18	NZD	5,735,000	3,949,028
KeyBank 6.95% 2/1/28		17,740,000	22,455,789
Lloyds Banking Group 7.50% 4/30/49 *●		4,125,000	4,393,125
Morgan Stanley
1.17% 1/24/19 ●		3,119,000	3,108,068
3.125% 8/5/21	CAD	999,000	782,317
3.95% 4/23/27		1,095,000	1,067,542
5.00% 9/30/21	AUD	1,489,000	1,125,867
MUFG Americas Holdings 3.00% 2/10/25		9,295,000	8,889,022
Nordea Bank 144A 6.125% 12/29/49 #●		4,481,000	4,441,791
PNC Bank
1.85% 7/20/18		4,630,000	4,642,607
2.30% 6/1/20		8,920,000	8,894,846
2.60% 7/21/20		4,635,000	4,688,715
3.30% 10/30/24		5,290,000	5,302,654
Santander UK 144A 5.00% 11/7/23 #		6,830,000	7,134,755
Santander UK Group Holdings
2.875% 10/16/20		2,465,000	2,468,624

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Santander UK Group Holdings
144A 4.75% 9/15/25 #		3,050,000	$3,051,257
State Street
2.55% 8/18/20		5,230,000	5,287,389
3.55% 8/18/25		6,620,000	6,805,115
Trade & Development Bank of Mongolia 144A
9.375% 5/19/20 #		3,300,000	3,308,960
Turkiye Garanti Bankasi 144A 4.75% 10/17/19 #		6,858,000	6,932,546
UBS Group Funding Jersey 144A 4.125% 9/24/25 #		6,205,000	6,244,979
USB Capital IX 3.50% 10/29/49 @●		27,182,000	21,637,171
Wells Fargo
3.50% 9/12/29	GBP	1,700,000	2,636,427
4.30% 7/22/27		7,420,000	7,667,568
4.75% 8/27/24 *	AUD	2,090,000	1,586,366
Woori Bank
144A 2.875% 10/2/18 #		7,180,000	7,353,375
144A 4.75% 4/30/24 #*		4,300,000	4,443,814
Zions Bancorporation 4.50% 6/13/23		5,380,000	5,560,741

			286,231,117

Basic Industry – 3.25%
ArcelorMittal 10.60% 6/1/19		12,195,000	13,536,450
Ball 5.25% 7/1/25		2,070,000	2,111,400
BHP Billiton Finance 3.25% 9/25/24	GBP	812,000	1,241,643
CF Industries
6.875% 5/1/18		18,389,000	20,362,434
7.125% 5/1/20		2,841,000	3,313,720
Chemours 144A 7.00% 5/15/25 #*		5,623,000	4,203,193
Corp Nacional del Cobre de Chile 144A 4.50% 9/16/25 #*		6,005,000	5,972,693
Dow Chemical 8.55% 5/15/19		33,171,000	39,924,582
Georgia-Pacific 8.00% 1/15/24		16,386,000	21,033,315
Gerdau Holdings 144A 7.00% 1/20/20 #*		2,400,000	2,399,640
Grace (W.R.) 144A 5.125% 10/1/21 #		740,000	771,450
GTL Trade Finance 144A 5.893% 4/29/24 #		2,730,000	2,301,936
HD Supply 7.50% 7/15/20		2,684,000	2,871,880
INVISTA Finance 144A 4.25% 10/15/19 #		6,085,000	5,978,513
Joseph T Ryerson & Son
9.00% 10/15/17		596,000	521,500
11.25% 10/15/18 *@		1,060,000	927,500
Lundin Mining 144A 7.50% 11/1/20 #		2,945,000	2,981,813
Methanex 4.25% 12/1/24 *		7,185,000	6,832,597
Mexichem
144A 5.875% 9/17/44 #		1,700,000	1,527,875

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Mexichem
144A 6.75% 9/19/42 #	1,915,000	$1,931,756
MMC Norilsk Nickel
144A 5.55% 10/28/20 #	2,706,000	2,731,090
144A 6.625% 10/14/22 #	2,900,000	2,976,125
New Gold 144A 6.25% 11/15/22 #	371,000	319,988
NOVA Chemicals 144A 5.00% 5/1/25 #	6,493,000	6,509,233
OCP
144A 4.50% 10/22/25 #	5,635,000	5,418,633
144A 6.875% 4/25/44 #	3,925,000	4,091,813
Phosagro 144A 4.204% 2/13/18 #	3,922,000	3,924,451
PolyOne 5.25% 3/15/23	2,470,000	2,488,525
PPG Industries 2.30% 11/15/19	4,430,000	4,423,940
Tronox Finance 144A 7.50% 3/15/22 #	2,081,000	1,477,510

		175,107,198

Brokerage – 0.41%
Jefferies Group
5.125% 1/20/23	1,420,000	1,423,262
6.45% 6/8/27	3,815,000	3,994,732
6.50% 1/20/43	2,455,000	2,410,375
Lazard Group 3.75% 2/13/25	15,330,000	14,372,120

		22,200,489

Capital Goods – 0.79%
BWAY Holding 144A 9.125% 8/15/21 #	3,890,000	3,802,475
Cemex
144A 6.50% 12/10/19 #	3,405,000	3,464,587
144A 7.25% 1/15/21 #	2,375,000	2,440,313
Cemex Finance 144A 9.375% 10/12/22 #	3,240,000	3,539,700
Embraer Netherlands Finance 5.05% 6/15/25	3,915,000	3,758,400
Fortune Brands Home & Security 3.00% 6/15/20	3,100,000	3,116,743
Masco 4.45% 4/1/25	3,460,000	3,477,300
Milacron 144A 7.75% 2/15/21 #	1,730,000	1,781,900
Owens-Brockway Glass Container 144A
5.875% 8/15/23 #*	1,395,000	1,483,059
Rolls-Royce 144A 3.625% 10/14/25 #	9,585,000	9,727,232
TransDigm 6.00% 7/15/22	1,880,000	1,908,200
Union Andina de Cementos 144A 5.875% 10/30/21 #	3,980,000	3,994,925

		42,494,834

Communications – 6.14%
21st Century Fox America
144A 3.70% 10/15/25 #	4,455,000	4,464,676
144A 4.95% 10/15/45 #	4,125,000	4,237,212

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Altice US Finance I 144A 5.375% 7/15/23 #		3,025,000	$3,068,863
America Movil 5.00% 3/30/20		2,365,000	2,608,167
American Tower Trust I 144A 3.07% 3/15/23 #		10,235,000	10,018,500
AT&T
4.50% 5/15/35		3,420,000	3,209,041
4.75% 5/15/46		8,785,000	8,097,135
Bell Canada 3.35% 3/22/23	CAD	2,132,000	1,642,636
Bharti Airtel 144A 4.375% 6/10/25 #		3,710,000	3,739,955
Bharti Airtel International Netherlands 144A
5.35% 5/20/24 #		1,080,000	1,164,249
CBS 4.00% 1/15/26		3,020,000	3,018,381
CC Holdings GS V 3.849% 4/15/23		4,980,000	4,932,884
CCO Holdings
144A 5.125% 5/1/23 #		2,785,000	2,798,925
5.25% 9/30/22		1,423,000	1,444,923
CCO Safari II 144A 4.908% 7/23/25 #		10,896,000	11,092,281
CenturyLink
5.80% 3/15/22		8,005,000	7,814,881
6.75% 12/1/23		3,240,000	3,227,526
Cequel Communications Holdings I 144A
6.375% 9/15/20 #		3,245,000	3,261,225
Colombia Telecomunicaciones 144A 5.375% 9/27/22 #		4,885,000	4,372,075
Columbus International 144A 7.375% 3/30/21 #		6,245,000	6,518,219
Crown Castle Towers 144A 4.883% 8/15/20 #		25,785,000	27,924,278
CSC Holdings 5.25% 6/1/24		8,968,000	7,909,686
Deutsche Telekom International Finance 6.50% 4/8/22	GBP	1,270,000	2,375,493
Digicel Group 144A 8.25% 9/30/20 #		9,974,000	8,876,860
DISH DBS 5.00% 3/15/23		3,215,000	2,981,913
Equinix 5.375% 4/1/23		6,550,000	6,844,750
Frontier Communications 144A 8.875% 9/15/20 #		6,725,000	6,998,169
Gray Television 7.50% 10/1/20		4,780,000	5,006,811
Grupo Televisa 5.00% 5/13/45		2,370,000	2,149,291
GTP Acquisition Partners I 144A 2.35% 6/15/20 #		2,605,000	2,578,195
Hughes Satellite Systems 7.625% 6/15/21		2,419,000	2,645,781
Intelsat Jackson Holdings 6.625% 12/15/22 *		965,000	767,175
Intelsat Luxembourg
6.75% 6/1/18 *		200,000	178,500
7.75% 6/1/21		2,465,000	1,466,675
8.125% 6/1/23 @		9,126,000	5,452,785
Level 3 Financing 144A 5.375% 5/1/25 #		4,135,000	4,160,844
Millicom International Cellular
144A 6.00% 3/15/25 #*		4,635,000	3,835,463

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Millicom International Cellular
144A 6.625% 10/15/21 #*		4,645,000	$4,087,600
MTN Mauritius Investments 144A 4.755% 11/11/24 #		3,645,000	3,363,242
MTS International Funding
144A 5.00% 5/30/23 #		3,175,000	2,956,719
144A 8.625% 6/22/20 #		2,300,000	2,559,339
Myriad International Holdings 144A 5.50% 7/21/25 #		6,745,000	6,626,868
Neptune Finco 144A 6.625% 10/15/25 #		1,100,000	1,160,500
Numericable-SFR 144A 6.00% 5/15/22 #		4,535,000	4,557,675
SBA Tower Trust
144A 2.24% 4/16/18 #		7,270,000	7,208,051
144A 2.898% 10/15/19 #		405,000	402,655
Scripps Networks Interactive 3.95% 6/15/25		3,560,000	3,413,766
SES 144A 3.60% 4/4/23 #		9,881,000	9,871,050
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #		12,445,000	12,212,863
Sirius XM Radio 144A 5.375% 4/15/25 #		5,327,000	5,466,834
Sky 144A 3.75% 9/16/24 #		6,695,000	6,684,911
Sprint 7.125% 6/15/24		11,075,000	9,752,922
Sprint Communications 7.00% 8/15/20		1,630,000	1,515,900
Time Warner 4.85% 7/15/45		3,065,000	3,057,362
Time Warner Cable 5.50% 9/1/41		3,205,000	2,951,263
T-Mobile USA
6.125% 1/15/22		2,765,000	2,820,300
6.836% 4/28/23 *		2,355,000	2,437,425
Tribune Media 144A 5.875% 7/15/22 #		3,500,000	3,605,000
UPCB Finance IV 144A 5.375% 1/15/25 #		2,849,000	2,866,806
Verizon Communications
3.25% 2/17/26	EUR	2,606,000	3,219,548
4.40% 11/1/34		4,370,000	4,120,412
4.862% 8/21/46		10,009,000	9,619,009
Vimpel Communications 144A 7.748% 2/2/21 #		6,577,000	7,025,696
Virgin Media Finance 144A 6.375% 4/15/23 #		1,740,000	1,798,725
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		5,040,000	5,052,600
VTR Finance 144A 6.875% 1/15/24 #		8,920,000	8,652,400
Wind Acquisition Finance 144A 7.375% 4/23/21 #		3,435,000	3,469,350
WPP Finance 2010 5.625% 11/15/43		1,285,000	1,335,578
Zayo Group 144A 6.00% 4/1/23 #		4,030,000	4,118,660

			330,875,452

Consumer Cyclical – 2.07%
AutoNation
3.35% 1/15/21		1,050,000	1,061,388
4.50% 10/1/25		2,835,000	2,909,067

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
CDK Global 4.50% 10/15/24		5,955,000	$5,877,126
Cencosud 144A 5.15% 2/12/25 #*		4,785,000	4,698,444
CVS Health 144A 5.00% 12/1/24 #		1,393,000	1,550,066
Daimler 2.75% 12/10/18	NOK	14,510,000	1,770,062
Ford Motor Credit
2.24% 6/15/18		8,500,000	8,477,399
5.875% 8/2/21		205,000	233,964
General Motors Financial
3.20% 7/13/20		265,000	263,186
3.45% 4/10/22		6,905,000	6,752,517
4.00% 1/15/25		6,570,000	6,453,974
4.30% 7/13/25		610,000	621,986
4.375% 9/25/21		4,515,000	4,690,317
Harman International Industries 4.15% 5/15/25		6,650,000	6,508,289
Hyundai Capital America
144A 2.125% 10/2/17 #		6,005,000	6,019,748
144A 2.55% 2/6/19 #		275,000	273,828
Lowe’s 3.375% 9/15/25		4,435,000	4,509,397
Nemak 144A 5.50% 2/28/23 #		7,940,000	8,158,350
QVC
4.375% 3/15/23		11,305,000	10,919,093
5.45% 8/15/34		7,200,000	6,434,381
Sally Holdings 5.75% 6/1/22		99,000	104,940
Signet UK Finance 4.70% 6/15/24		8,010,000	8,048,192
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25 @		4,250,000	4,162,233
4.50% 10/1/34 @		1,035,000	946,677
Toyota Credit Canada 2.05% 5/20/20	CAD	1,500,000	1,148,996
Toyota Finance Australia
2.25% 8/31/16	NOK	1,710,000	202,013
3.04% 12/20/16	NZD	2,810,000	1,892,544
Toyota Motor Credit 2.80% 7/13/22		2,820,000	2,826,401
Tupy Overseas 144A 6.625% 7/17/24 #		3,047,000	2,738,491
Wynn Las Vegas 144A 5.50% 3/1/25 #*		1,390,000	1,309,797

			111,562,866

Consumer Non-Cyclical – 2.14%
Amgen 4.00% 9/13/29	GBP	1,271,000	2,008,330
Becton Dickinson 6.375% 8/1/19		18,375,000	20,882,563
Boston Scientific 6.00% 1/15/20		12,055,000	13,514,861
EMD Finance 144A 2.95% 3/19/22 #		3,520,000	3,467,024
ENA Norte Trust 144A 4.95% 4/25/23 #		4,079,805	4,194,039
JB 144A 3.75% 5/13/25 #		7,935,000	7,755,272

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
JBS Investments 144A 7.75% 10/28/20 #	7,680,000	$8,221,440
JBS USA 144A 5.75% 6/15/25 #	3,058,000	2,973,905
Mallinckrodt International Finance 144A 5.50% 4/15/25 #	5,371,000	4,912,800
PepsiCo 4.45% 4/14/46	3,965,000	4,069,295
Perrigo 4.00% 11/15/23	7,125,000	7,006,547
Perrigo Finance 3.50% 12/15/21	2,085,000	2,042,835
Prestige Brands 144A 5.375% 12/15/21 #*	1,504,000	1,511,520
Reynolds American
2.30% 6/12/18	5,435,000	5,517,128
4.00% 6/12/22	645,000	677,093
5.85% 8/15/45	1,610,000	1,792,600
St. Jude Medical 2.80% 9/15/20	3,155,000	3,177,091
Sysco 2.60% 10/1/20	4,470,000	4,518,830
Zimmer Biomet Holdings 4.625% 11/30/19	15,621,000	16,873,882

		115,117,055

Electric – 5.55%
AES 5.50% 4/15/25	7,391,000	6,910,585
AES Gener
144A 5.00% 7/14/25 #	1,220,000	1,232,177
144A 5.25% 8/15/21 #	2,310,000	2,456,038
144A 8.375% 12/18/73 #●	3,207,000	3,335,280
Ameren Illinois 9.75% 11/15/18	16,210,000	19,847,929
American Transmission Systems 144A 5.25% 1/15/22 #	14,260,000	15,713,379
Appalachian Power 4.45% 6/1/45	3,170,000	3,094,586
Cleveland Electric Illuminating 5.50% 8/15/24	290,000	331,037
CMS Energy 6.25% 2/1/20	7,715,000	8,838,690
ComEd Financing III 6.35% 3/15/33 @	8,849,000	9,260,797
Dominion Resources 1.90% 6/15/18	8,775,000	8,784,284
DTE Energy 144A 3.30% 6/15/22 #	5,955,000	6,049,565
Electricite de France
144A 3.625% 10/13/25 #	4,160,000	4,152,591
144A 4.60% 1/27/20 #	2,485,000	2,704,843
144A 4.95% 10/13/45 #	560,000	556,933
144A 5.25% 1/29/49 #●	8,600,000	8,589,250
Enel 144A 8.75% 9/24/73 #●	8,765,000	10,123,575
Entergy 4.00% 7/15/22	550,000	566,058
Entergy Arkansas 3.70% 6/1/24	1,420,000	1,450,942
Entergy Louisiana 4.05% 9/1/23	14,030,000	14,714,846
Eskom Holdings 144A 7.125% 2/11/25 #*	1,720,000	1,603,762
Exelon 3.95% 6/15/25	1,605,000	1,623,371
Great Plains Energy 4.85% 6/1/21	2,805,000	3,053,573
Integrys Holding 6.11% 12/1/66 @●	10,010,000	8,422,904

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Electric (continued)
Interstate Power & Light 3.40% 8/15/25	3,605,000	$3,647,121
IPALCO Enterprises 5.00% 5/1/18	4,135,000	4,383,100
Kansas City Power & Light 3.65% 8/15/25	7,975,000	8,110,671
Lamar Funding 144A 3.958% 5/7/25 #	975,000	916,719
LG&E & KU Energy 4.375% 10/1/21	15,345,000	16,625,663
MidAmerican Energy 4.25% 5/1/46	12,840,000	13,034,102
National Rural Utilities Cooperative Finance
4.75% 4/30/43 ●	9,740,000	9,710,780
NextEra Energy Capital Holdings 3.625% 6/15/23	8,990,000	9,026,194
NV Energy 6.25% 11/15/20	10,391,000	12,027,395
Pennsylvania Electric 5.20% 4/1/20	9,048,000	9,815,234
Perusahaan Listrik Negara 144A 5.50% 11/22/21 #	5,890,000	6,091,320
Public Service of Oklahoma 5.15% 12/1/19	13,585,000	15,016,411
Puget Energy 6.00% 9/1/21	4,685,000	5,384,180
SCANA 4.125% 2/1/22	7,385,000	7,356,413
Southern 2.75% 6/15/20	22,190,000	22,092,519
State Grid Overseas Investment 2014 144A
2.75% 5/7/19 #	3,430,000	3,495,691
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	2,905,000	2,918,845
WEC Energy Group 3.55% 6/15/25	4,830,000	4,924,953
Xcel Energy 3.30% 6/1/25	1,145,000	1,135,183

		299,129,489

Energy – 4.47%
BHP Billiton Finance USA
144A 6.25% 10/19/75 #●	3,730,000	3,818,587
144A 6.75% 10/19/75 #●	950,000	970,187
Bristow Group 6.25% 10/15/22 *	2,200,000	1,925,000
CNOOC Finance 2015 Australia 2.625% 5/5/20	2,800,000	2,763,326
Continental Resources 4.50% 4/15/23	8,255,000	7,304,602
Dominion Gas Holdings
3.60% 12/15/24	5,105,000	5,046,042
4.60% 12/15/44	8,075,000	7,647,275
Ecopetrol 5.375% 6/26/26	7,035,000	6,573,321
Enbridge Energy Partners 8.05% 10/1/37 ●	16,755,000	15,288,937
Energy Transfer Equity
5.50% 6/1/27	455,000	407,297
5.875% 1/15/24	1,381,000	1,344,783
Energy Transfer Partners 9.70% 3/15/19	8,043,000	9,528,904
EnLink Midstream Partners 4.15% 6/1/25	5,025,000	4,592,915
Ensco 4.70% 3/15/21	6,750,000	6,081,149
Enterprise Products Operating
7.034% 1/15/68 *●	20,274,000	21,465,097

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Enterprise Products Operating
8.375% 8/1/66 ●	1,492,000	$1,469,620
Gulfstream Natural Gas System 144A 4.60% 9/15/25 #	3,780,000	3,768,505
KazMunayGas National JSC 144A 5.75% 4/30/43 #*	2,245,000	1,738,474
Kinder Morgan Energy Partners 9.00% 2/1/19	15,407,000	17,803,898
Laredo Petroleum 7.375% 5/1/22	3,524,000	3,497,570
Lukoil International Finance 144A 3.416% 4/24/18 #	3,560,000	3,485,899
MarkWest Energy Partners 4.875% 12/1/24	4,823,000	4,575,821
Murphy Oil USA 6.00% 8/15/23	4,319,000	4,578,140
Newfield Exploration
5.375% 1/1/26	4,215,000	4,025,325
5.625% 7/1/24	6,120,000	6,089,400
Noble Energy 5.05% 11/15/44	4,480,000	4,113,854
Oasis Petroleum 6.875% 3/15/22 *	3,353,000	2,875,198
PDC Energy 7.75% 10/15/22	1,386,000	1,399,860
Petrobras Global Finance
4.375% 5/20/23	1,895,000	1,385,719
4.875% 3/17/20 *	660,000	541,200
Petroleos Mexicanos
144A 4.25% 1/15/25 #	2,030,000	1,936,620
6.50% 6/2/41	3,250,000	3,135,600
Petronas Global Sukuk 144A 2.707% 3/18/20 #	2,445,000	2,434,398
Plains All American Pipeline 8.75% 5/1/19	13,279,000	15,750,541
Pride International 6.875% 8/15/20 *	8,995,000	8,868,072
Regency Energy Partners 5.875% 3/1/22	7,470,000	7,681,177
Talisman Energy
3.75% 2/1/21	2,000,000	1,828,236
5.50% 5/15/42	8,415,000	6,161,017
Targa Resources Partners 144A 6.75% 3/15/24 #*	420,000	413,700
TransCanada PipeLines 3.75% 10/16/23	1,000,000	1,002,144
Williams Partners
4.00% 9/15/25	1,010,000	861,221
7.25% 2/1/17	12,393,000	13,114,074
Woodside Finance
144A 3.65% 3/5/25 #	335,000	305,709
144A 8.75% 3/1/19 #	10,841,000	12,684,382
YPF
7.821% 8/15/18 @●	1,058,824	1,071,026
144A 8.75% 4/4/24 #*	5,635,000	5,738,966
144A 8.875% 12/19/18 #	1,620,000	1,680,750

		240,773,538

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Finance Companies – 0.80%
AerCap Ireland Capital 4.625% 7/1/22		3,595,000	$3,680,381
Affiliated Managers Group 3.50% 8/1/25		5,290,000	5,088,313
Aviation Capital Group
144A 2.875% 9/17/18 #		225,000	225,108
144A 4.875% 10/1/25 #		2,435,000	2,444,618
144A 6.75% 4/6/21 #		4,655,000	5,277,606
Corp Financiera de Desarrollo
144A 4.75% 7/15/25 #		2,205,000	2,246,344
144A 5.25% 7/15/29 #●		1,100,000	1,104,125
General Electric Capital
144A 3.80% 6/18/19 #		6,510,000	6,946,847
4.25% 1/17/18	NZD	1,010,000	694,108
7.125% 12/29/49 ●		9,245,000	10,874,431
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #		4,575,000	4,613,288

			43,195,169

Healthcare – 1.17%
Community Health Systems 6.875% 2/1/22		11,423,000	11,565,787
DaVita HealthCare Partners 5.00% 5/1/25		9,388,000	9,342,919
HCA 5.375% 2/1/25		11,524,000	11,869,720
HealthSouth
5.125% 3/15/23		1,480,000	1,461,500
5.75% 11/1/24		1,117,000	1,122,585
144A 5.75% 9/15/25 #		980,000	980,613
IASIS Healthcare 8.375% 5/15/19		6,115,000	6,267,875
Immucor 11.125% 8/15/19		7,597,000	7,824,910
Kinetic Concepts 10.50% 11/1/18		2,579,000	2,729,614
Stryker 3.375% 11/1/25		2,745,000	2,747,223
Tenet Healthcare 4.50% 4/1/21		2,130,000	2,140,650
Valeant Pharmaceuticals International 144A
5.875% 5/15/23 #		5,644,000	4,779,763

			62,833,159

Insurance – 1.66%
ACE INA Holdings
2.875% 11/3/22		2,455,000	2,460,507
3.35% 5/3/26		3,925,000	3,943,377
4.35% 11/3/45		3,465,000	3,516,407
Five Corners Funding Trust 144A 4.419% 11/15/23 #		2,660,000	2,812,703
Highmark
144A 4.75% 5/15/21 #		5,340,000	5,499,735
144A 6.125% 5/15/41 #		2,000,000	2,014,318
HUB International 144A 7.875% 10/1/21 #		2,867,000	2,867,000
MetLife 6.40% 12/15/36		40,000	43,964

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
MetLife Capital Trust X 144A 9.25% 4/8/38 #	11,520,000	$16,043,904
Prudential Financial
4.50% 11/15/20	3,385,000	3,671,936
5.375% 5/15/45 ●	4,135,000	4,160,844
5.625% 6/15/43 ●	4,620,000	4,846,380
5.875% 9/15/42 ●	4,100,000	4,366,500
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	4,670,000	4,732,905
144A 4.125% 11/1/24 #	9,485,000	9,675,032
USI 144A 7.75% 1/15/21 #	879,000	882,296
Voya Financial 5.65% 5/15/53 ●	5,340,000	5,433,450
XLIT
4.45% 3/31/25	5,286,000	5,295,113
5.50% 3/31/45	5,145,000	4,952,757
6.50% 10/29/49 ●	2,969,000	2,375,794

		89,594,922

Real Estate – 1.17%
Carey (W.P.) 4.60% 4/1/24	4,645,000	4,698,757
CBL & Associates
4.60% 10/15/24	4,925,000	4,680,474
5.25% 12/1/23	1,050,000	1,077,111
Corporate Office Properties
3.60% 5/15/23	6,545,000	6,066,646
5.25% 2/15/24	5,315,000	5,428,151
DDR
7.50% 4/1/17	4,950,000	5,335,798
7.875% 9/1/20	7,224,000	8,765,659
Education Realty Operating Partnership 4.60% 12/1/24	5,440,000	5,431,340
Hospitality Properties Trust 4.50% 3/15/25	5,010,000	4,880,071
Host Hotels & Resorts
3.75% 10/15/23	4,180,000	4,046,829
4.50% 2/1/26	1,525,000	1,535,434
Kimco Realty 3.40% 11/1/22	980,000	982,068
Omega Healthcare Investors 144A 5.25% 1/15/26 #	3,355,000	3,469,224
Regency Centers 5.875% 6/15/17	2,032,000	2,158,994
UDR 4.00% 10/1/25	1,670,000	1,700,918
Ventas Realty 4.125% 1/15/26	2,940,000	2,947,626

		63,205,100

Services – 0.78%
AECOM 144A 5.875% 10/15/24 #	10,297,000	10,670,266
Algeco Scotsman Global Finance 144A 8.50% 10/15/18 #*	4,975,000	4,365,563
DigitalGlobe 144A 5.25% 2/1/21 #	10,329,000	9,343,407

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
GEO Group
5.125% 4/1/23	1,690,000	$1,664,650
5.875% 10/15/24	1,645,000	1,669,675
Mattamy Group 144A 6.50% 11/15/20 #*	491,000	485,783
MGM Resorts International 6.00% 3/15/23 *	6,063,000	6,169,103
United Rentals North America
5.50% 7/15/25	7,278,000	7,287,098
5.75% 11/15/24	170,000	173,400

		41,828,945

Technology – 1.55%
Apple 3.45% 2/9/45	7,360,000	6,365,568
Baidu 2.75% 6/9/19	2,550,000	2,549,156
Cisco Systems 1.65% 6/15/18	6,455,000	6,509,629
First Data
144A 7.00% 12/1/23 #	4,182,000	4,265,640
11.25% 1/15/21	4,807,000	5,324,714
11.75% 8/15/21	1,853,000	2,117,053
Flextronics International 144A 4.75% 6/15/25 #	6,245,000	6,104,487
Jabil Circuit 7.75% 7/15/16	1,178,000	1,228,065
Micron Technology
144A 5.25% 8/1/23 #	3,905,000	3,824,908
144A 5.625% 1/15/26 #	997,000	939,673
Microsoft
4.20% 11/3/35	2,105,000	2,120,417
4.45% 11/3/45	1,580,000	1,605,959
Motorola Solutions 4.00% 9/1/24 *	4,336,000	3,833,275
Oracle
3.25% 5/15/30	5,440,000	5,108,465
4.30% 7/8/34	2,960,000	2,954,539
QUALCOMM
3.00% 5/20/22	4,560,000	4,506,881
3.45% 5/20/25	4,250,000	4,086,456
Samsung Electronics America 144A 1.75% 4/10/17 #	10,895,000	10,892,516
Seagate HDD Cayman
4.75% 1/1/25	3,665,000	3,297,584
144A 4.875% 6/1/27 #	1,770,000	1,541,803
Tencent Holdings 144A 3.375% 5/2/19 #	4,170,000	4,262,662

		83,439,450

Transportation – 0.74%
Air Canada 2015-1 Class A Pass Through Trust 144A
3.60% 3/15/27 #¿	3,290,000	3,178,963

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿	2,580,599	$2,609,630
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ¿	2,345,000	2,290,479
American Airlines 2015-2 Class AA Pass Through Trust 3.60% 9/22/27 ¿	1,350,000	1,369,237
Brambles USA 144A 5.35% 4/1/20 #	6,810,000	7,470,086
Burlington Northern Santa Fe 3.65% 9/1/25	2,885,000	2,947,351
CSX 3.35% 11/1/25	4,730,000	4,736,310
DP World 144A 6.85% 7/2/37 #	310,000	328,987
FedEx 4.75% 11/15/45	2,860,000	2,832,618
HPHT Finance 15 144A 2.875% 3/17/20 #	2,020,000	2,024,238
Trinity Industries 4.55% 10/1/24 @	5,800,000	5,523,311
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 *¿	2,221,940	2,269,156
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿	2,080,000	2,098,200

		39,678,566

Utilities – 0.26%
American Water Capital
3.40% 3/1/25	1,250,000	1,280,424
4.30% 9/1/45 *	1,450,000	1,494,819
Calpine
5.375% 1/15/23	2,390,000	2,297,387
5.50% 2/1/24	913,000	871,915
Dynegy
5.875% 6/1/23 *	3,125,000	2,937,500
7.375% 11/1/22	1,051,000	1,058,883
7.625% 11/1/24 *	4,153,000	4,184,147

		14,125,075

Total Corporate Bonds (cost $2,080,056,031)		2,080,257,797

Municipal Bonds – 1.27%

Atlanta, Georgia Water & Wastewater Revenue
5.00% 11/1/40	3,240,000	3,677,659
California State Various Purpose
5.00% 3/1/45	5,630,000	6,369,219
City of Chicago, Illinois
(Taxable Build America Bond) Series B 7.75% 1/1/42	7,480,000	7,711,581
Golden State, California Tobacco Securitization Settlement Revenue
(Asset-Backed) Series A 5.00% 6/1/40	9,695,000	10,803,526

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Golden State, California Tobacco Securitization Settlement Revenue
(Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	3,170,000	$2,692,376
Series A-1 5.75% 6/1/47	3,500,000	3,228,330
Maryland State Local Facilities 2nd Loan
Series A 5.00% 8/1/21	3,960,000	4,755,802
New Jersey Transportation Trust Fund
(Transportation Program) Series AA 5.00% 6/15/44	4,080,000	4,144,382
New York City, New York
Series I 5.00% 8/1/22	2,680,000	3,218,224
New York City, New York Water & Sewer System
Series EE 5.00% 6/15/45	4,800,000	5,394,576
New York State Thruway Authority Revenue
Series A 5.00% 5/1/19	3,145,000	3,557,844
Oregon State Taxable Pension
5.892% 6/1/27	305,000	370,743
Texas Private Activity Bond Surface Transportation Revenue (Senior Lien Note Mobility)
6.75% 6/30/43 (AMT)	2,795,000	3,399,642
Texas State Transportation Commission
(Senior Lien Mobility Fund) Series A 5.00% 10/1/44	8,175,000	9,315,576

Total Municipal Bonds (cost $66,691,621)		68,639,480

Non-Agency Asset-Backed Securities – 3.45%

AEP Texas Central Transition Funding II
Series 2006-A A4 5.17% 1/1/18	126,169	132,019
Ally Master Owner Trust
Series 2012-5 A 1.54% 9/15/19	7,602,000	7,599,270
Series 2014-4 A2 1.43% 6/17/19	8,000,000	7,990,466
American Express Credit Account Secured Note Trust
Series 2012-4 A 0.436% 5/15/20 ●	15,100,000	15,045,999
Ameriquest Mortgage Securities Asset-Backed Pass Through Certificates
Series 2003-8 AF4 5.30% 10/25/33 f	55,716	55,963
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	4,435,000	4,524,636
Series 2013-1A A 144A 1.92% 9/20/19 #	6,115,000	6,080,359
Series 2014-1A A 144A 2.46% 7/20/20 #	4,587,000	4,639,980
Bank of America Credit Card Trust
Series 2014-A3 A 0.486% 1/15/20 ●	4,310,000	4,300,643
Series 2015-A1 A 0.526% 6/15/20 ●	15,975,000	15,969,006

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

California Republic Auto Receivables Trust
Series 2013-1 A2 144A 1.41% 9/17/18 #	1,350,847	$1,354,258
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.246% 11/15/19 ●	1,700,000	1,694,220
Series 2007-A5 A5 0.236% 7/15/20 ●	6,855,000	6,800,155
Series 2015-A7 A7 1.45% 8/16/21	3,800,000	3,784,613
Chase Issuance Trust
Series 2014-A5 A5 0.566% 4/15/21 ●	5,000,000	4,977,010
Series 2015-A4 A4 1.84% 4/15/22	3,760,000	3,741,071
Citibank Credit Card Issuance Trust
Series 2014-A9 A9 0.445% 11/23/18 ●	12,390,000	12,383,000
Contimortgage Home Equity Loan Trust
Series 1996-4 A8 7.22% 1/15/28 @	4,220	4,074
Discover Card Execution Note Trust
Series 2013-A1 A1 0.496% 8/17/20 ●	2,390,000	2,384,580
Series 2014-A1 A1 0.626% 7/15/21 ●	3,690,000	3,684,126
Series 2015-A3 A 1.45% 3/15/21	4,855,000	4,842,416
FirstKey Lending Trust
Series 2015-SFR1 A 144A 2.553% 3/9/47 #	2,707,248	2,661,150
Ford Credit Auto Lease Trust
Series 2015-A A3 1.13% 6/15/18	3,995,000	3,986,877
Ford Credit Auto Owner Trust
Series 2014-2 A 144A 2.31% 4/15/26 #	3,140,000	3,164,581
GE Dealer Floorplan Master Note Trust
Series 2013-1 A 0.594% 4/20/18 ●	7,250,000	7,246,463
Golden Credit Card Trust
Series 2014-2A A 144A 0.646% 3/15/21 #●	2,815,000	2,800,824
Series 2015-2A A 144A 2.02% 4/15/22 #	3,480,000	3,464,589
GreatAmerica Leasing Receivables Funding
Series 2013-1 B 144A 1.44% 5/15/18 #	1,045,000	1,043,378
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	7,467,600	7,193,510
Honda Auto Receivables Owner Trust
Series 2015-3 A3 1.27% 4/18/19	4,480,000	4,483,124
Mid-State Trust XI
Series 11 A1 4.864% 7/15/38	344,898	365,579
MMAF Equipment Finance
Series 2014-AA A4 144A 1.59% 2/8/22 #	5,755,000	5,754,631
Penarth Master Issuer
Series 2015-1A A1 144A 0.597% 3/18/19 #●	2,100,000	2,094,630
Porsche Innovative Lease Owner Trust
Series 2015-1 A3 144A 1.19% 7/23/18 #	4,170,000	4,159,078
Progress Residential Trust
Series 2015-SFR2 A 144A 2.74% 6/12/32 #	2,880,000	2,834,864

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Synchrony Credit Card Master Note Trust
Series 2012-6 A 1.36% 8/17/20	3,800,000	$3,793,657
Series 2015-2 A 1.60% 4/15/21	6,915,000	6,912,744
Volkswagen Credit Auto Master Trust
Series 2014-1A A2 144A 1.40% 7/22/19 #	11,885,000	11,796,274

Total Non-Agency Asset-Backed Securities (cost $186,590,911)		185,743,817

Non-Agency Collateralized Mortgage Obligations – 1.43%

American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 f	402,515	409,079
Banc of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	174,410	177,410
Series 2005-3 2A1 5.50% 4/25/20	137,653	137,973
Series 2005-6 7A1 5.50% 7/25/20	563,456	549,627
Banc of America Mortgage Trust
Series 2003-E 2A2 2.793% 6/25/33 ●	70,661	71,020
Series 2004-K 2A1 2.684% 12/25/34 ●	1,241,243	1,222,720
ChaseFlex Trust
Series 2006-1 A4 4.78% 6/25/36 ●	6,119,000	5,245,753
CHL Mortgage Pass Through Trust
Series 2003-21 A1 2.783% 5/25/33 t●	25,664	25,850
Series 2004-HYB2 2A 2.616% 7/20/34 t●	75,873	69,688
Series 2004-HYB5 3A1 2.589% 4/20/35 t●	119,876	107,439
Citicorp Mortgage Securities Trust
Series 2006-3 1A9 5.75% 6/25/36	613,432	633,967
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.948% 11/25/36 f	5,800,000	5,768,062
Credit Suisse First Boston Mortgage Securities
Series 2005-5 6A3 5.00% 7/25/35	2,897,097	2,902,361
First Horizon Mortgage Pass Through Trust
Series 2004-5 2A1 6.25% 8/25/17 @t	3,966	3,992
Series 2004-7 1A3 5.50% 1/25/35 t	1,746,183	1,805,535
Series 2005-4 1A8 5.50% 8/25/35 t	858,891	865,738
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN4 M2 2.597% 10/25/24 ●	2,455,000	2,478,946
Series 2015-DNA1 M2 2.047% 10/25/27 ●	895,000	885,649
Series 2015-HQ2 M2 2.147% 5/25/25 ●	1,830,000	1,801,314
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A 7.75% 9/19/27 #●	40,314	41,746
GSR Mortgage Loan Trust
Series 2004-9 4A1 2.836% 8/25/34 ●	482,931	470,196
JPMorgan Mortgage Trust
Series 2005-A8 1A1 2.73% 11/25/35 ●	369,899	349,892

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2006-S1 1A1 6.00% 4/25/36	3,419,732	$3,526,998
Series 2007-A1 7A4 2.658% 7/25/35 ●	78,838	69,614
Series 2014-2 B1 144A 3.427% 6/25/29 #●	2,239,036	2,261,916
Series 2014-2 B2 144A 3.427% 6/25/29 #●	834,222	829,710
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	2,470,000	2,489,984
Series 2015-4 B1 144A 3.637% 6/25/45 #●	2,679,569	2,605,908
Series 2015-4 B2 144A 3.637% 6/25/45 #●	1,923,640	1,830,663
JPMorgan Trust
Series 2015-1 B1 144A 2.664% 12/25/44 #●	1,695,494	1,677,171
Series 2015-6 B1 144A 3.657% 10/25/45 #●	1,885,000	1,883,969
Series 2015-6 B2 144A 3.657% 10/25/45 #●	1,825,000	1,787,502
MASTR ARM Trust
Series 2003-6 1A2 2.45% 12/25/33 ●	42,007	41,733
Series 2004-10 2A2 3.085% 10/25/34 ●	57,781	36,434
Sequoia Mortgage Trust
Series 2013-11 B1 144A 3.689% 9/25/43 #●	2,608,625	2,596,159
Series 2014-2 A4 144A 3.50% 7/25/44 #●	3,639,325	3,689,082
Series 2015-1 B2 144A 3.898% 1/25/45 #●	2,094,841	2,113,067
Structured Asset Securities Mortgage Pass Through Certificates
Series 2004-20 2A1 5.50% 11/25/34 t	2,719,310	2,775,557
Structured Asset Securities Trust
Series 2005-1 4A1 5.00% 2/25/20	2,364,646	2,399,962
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	4,395,000	4,395,000
WaMu Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18 t	114,461	115,847
Washington Mutual Mortgage Pass Through Trust
Series 2005-1 5A2 6.00% 3/25/35 t	268,716	125,087
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-3 A4 5.50% 5/25/35	4,530,079	4,696,844
Series 2006-2 3A1 5.75% 3/25/36	1,989,709	2,029,741
Series 2006-3 A11 5.50% 3/25/36	1,916,173	1,969,311
Series 2006-20 A1 5.50% 12/25/21	584,521	593,306
Series 2006-AR5 2A1 2.713% 4/25/36 ●	1,674,041	1,572,374
Series 2007-14 1A1 6.00% 10/25/37	104,214	105,898
WinWater Mortgage Loan Trust
Series 2015-3 B1 144A 3.907% 3/20/45 #●	2,807,934	2,824,886

Total Non-Agency Collateralized Mortgage Obligations (cost $73,232,449)		77,067,680

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)

Regional Bonds – 0.30%Δ

Argentina – 0.11%
Provincia de Buenos Aires 144A 9.95% 6/9/21 #*		5,890,000	$6,081,425

			6,081,425

Australia – 0.11%
New South Wales Treasury 4.00% 5/20/26	AUD	5,181,200	4,028,489
Queensland Treasury 144A 3.25% 7/21/26 #	AUD	2,839,000	2,017,309

			6,045,798

Canada – 0.08%
Province of Ontario Canada 3.45% 6/2/45	CAD	2,594,000	2,026,145
Province of Quebec Canada 6.00% 10/1/29	CAD	1,985,000	2,037,156

			4,063,301

Total Regional Bonds (cost $16,950,147)			16,190,524

Senior Secured Loans – 9.91%«

21st Century Oncology Tranche B 1st Lien 6.50% 4/30/22 @		5,067,300	4,864,608
Accudyne Industries Borrower 1st Lien 4.00% 12/13/19 @		6,680,000	6,156,736
Air Medical Group Holdings Tranche B 1st Lien 4.50% 4/28/22 @		11,291,700	11,128,377
Albertson’s Tranche B4 1st Lien 5.50% 8/25/21 @		11,439,296	11,454,316
Altice Financing Tranche B 1st Lien 5.25% 2/4/22 @		6,862,800	6,862,800
Amaya Holdings 1st Lien 5.00% 8/1/21 @		5,874,051	5,754,121
American Tire Distributors 1st Lien 5.25% 9/26/21 @		3,248,675	3,258,827
Applied Systems 1st Lien 4.25% 1/23/21 @		2,593,562	2,580,825
Applied Systems 2nd Lien 7.50% 1/23/22 @		5,885,662	5,787,566
Arnhold & S Bleichroeder Holdings Tranche B 1st Lien 4.75% 1/30/22 @		7,730,000	7,575,400
Atkore International 2nd Lien 7.75% 10/9/21 @		4,194,000	3,701,205
Avaya 1st Lien 4.823% 10/26/17 @		13,843,555	11,420,933
Axalta Coating Systems U.S. Holdings 1st Lien 3.75% 2/1/20 @		4,332,494	4,327,078
Beacon Roofing Supply tranche B 1st Lien 4.00% 10/1/22 @		514,000	514,241
Berry Plastics Group 1st Lien 4.00% 10/1/22 @		1,540,000	1,544,706
BJ’s Wholesale Club 1st Lien 4.50% 9/26/19 @		5,655,462	5,605,587
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20 @		5,820,000	5,686,140
Builders FirstSourse Tranche B 1st Lien 6.00% 7/31/22 @		7,035,000	7,009,716
Burlington Coat Factory Warehouse Tranche B3 1st Lien 4.25% 8/13/21 @		2,876,251	2,883,689
BWAY Holding Tranche B 1st Lien 5.50% 8/14/20 @		5,525,063	5,542,328
Caesars Growth Properties Holdings Tranche B 1st Lien 6.25% 5/8/21 @		11,235,449	9,978,483
CCO Safari III Tranche H 1st Lien 3.25% 8/24/21 @		791,000	791,440

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

CCO Safari III Tranche I 1st Lien 3.50% 1/21/23 @	2,373,000	$2,373,743
CDS U.S. Intermediate Holdings 1st Lien 5.00% 7/8/22 @	2,065,000	2,075,583
CDS U.S. Intermediate Holdings 2nd Lien 9.25% 6/24/23 @	900,000	889,500
CityCenter Holdings Tranche B 1st Lien 4.25% 10/16/20 @	3,274,609	3,279,727
Communications Sales & Leasing Tranche B 1st Lien 5.00% 10/24/22 @	8,768,025	8,293,087
Community Health Systems Tranche G 1st Lien 3.75% 12/31/19 @	3,444,821	3,434,593
Community Health Systems Tranche H 1st Lien 4.00% 1/27/21 @	7,400,716	7,390,954
DAE Aviation Holdings 1st Lien 5.25% 7/7/22 @	2,640,000	2,636,700
DaVita Healthcare Partners Tranche B 1st Lien 3.50% 6/24/21 @	3,890,750	3,899,072
Drillships Financing Holding 1st Lien 6.00% 3/31/21 @	9,660,775	5,627,402
Drillships Ocean Ventures Tranche B 1st Lien 5.50% 7/25/21 @	4,535,139	2,951,618
Emdeon 1st Lien 3.75% 11/2/18 @	3,778,264	3,760,948
Endo Luxembourg Finance I Sarl Tranche B 1st Lien 3.75% 9/25/22 @	2,640,000	2,602,710
Energy Transfer Equity 1st Lien
3.25% 12/2/19 @	3,010,000	2,882,075
4.00% 12/2/19 @	1,951,765	1,898,497
First Data Tranche B 1st Lien 4.197% 3/24/21 @	4,597,445	4,608,102
First Data Tranche C1 1st Lien 3.697% 3/24/18 @	6,890,822	6,851,344
Flying Fortress 1st Lien 3.50% 6/30/17 @	1,225,209	1,227,315
FMG Resources August 2006 Pty 1st Lien 3.75% 6/30/19 @	10,905,053	9,266,569
Gardner Denver 1st Lien 4.25% 7/30/20 @	11,271,394	10,596,677
Gates Global 1st Lien 4.25% 7/3/21 @	2,638,350	2,488,843
Green Energy Partners Tranche B 1st Lien 6.50% 11/13/21 @	1,711,000	1,668,225
Hilton Worldwide Finance 1st Lien 3.50% 10/25/20 @	8,288,783	8,315,257
Houghton International 1st Lien 4.25% 12/20/19 @	1,867,200	1,867,979
Houghton International 2nd Lien 9.75% 12/21/20 @	2,605,000	2,585,463
Hudson’s Bay tranche B 1st Lien 4.75% 9/30/22 @	7,880,000	7,904,625
Huntsman International Tranche B 1st Lien 3.75% 10/1/21 @	5,821,013	5,753,099
Hyperion Insurance Group Tranche B 1st Lien 5.50% 4/30/22 @	4,333,225	4,351,282
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18 @	7,972,153	7,997,895
IBC Capital 1st Lien 4.75% 9/15/21 @	2,650,727	2,438,669
iHeartCommunications Tranche D 1st Lien 6.938% 1/30/19 @	18,035,000	15,155,839

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

iHeartCommunications Tranche E 1st Lien 7.688% 7/30/19 @	1,349,729	$1,147,270
Immucor 1st Lien 5.00% 8/19/18 @	10,558,260	10,360,292
Ineos U.S. Finance Tranche B 1st Lien
3.75% 12/15/20 @	5,904,468	5,761,774
4.25% 3/31/22 @	1,303,447	1,288,783
Informatica Tranche B 1st Lien 4.50% 6/3/22 @	1,855,000	1,837,416
Intelsat Jackson Holdings 1st Lien 3.75% 6/30/19 @	10,202,366	9,907,457
J.C. Penney 1st Lien 6.00% 5/22/18 @	3,610,765	3,603,995
KIK Custom Products 1st Lien 6.00% 8/26/22 @	9,435,000	9,243,356
Kinetic Concepts Tranche E1 1st Lien 4.50% 5/4/18 @	1,408,509	1,410,270
Landry’s Tranche B 1st Lien 4.00% 4/24/18 @	4,685,853	4,696,809
Level 3 Financing 1st Lien 4.00% 1/15/20 @	8,015,000	8,045,056
Linxens France 1st Lien 5.00% 7/11/22 @	1,810,000	1,799,442
LTS Buyer 1st Lien 4.00% 4/13/20 @	966,055	954,427
LTS Buyer 2nd Lien 8.00% 4/1/21 @	3,141,138	3,083,551
Marina District Finance Tranche B 1st Lien 6.50% 8/15/18 @	4,847,087	4,864,236
Mauser Holding Sarl 2nd Lien 8.75% 7/31/22 @	557,000	527,758
MGM Resorts International 1st Lien 3.50% 12/20/19 @	2,699,625	2,698,262
Moxie Patriot 1st Lien 6.75% 12/19/20 @	2,669,000	2,548,895
MPH Acquisition Holdings Tranche B 1st Lien 3.75% 3/31/21 @	7,246,582	7,164,304
Neiman Marcus Group 1st Lien 4.25% 10/25/20 @	1,969,962	1,925,191
Neptune Finco tranche B 1st Lien 5.00% 10/9/22 @	2,830,000	2,843,089
New Albertsons 1st Lien 4.75% 6/27/21 @	1,573,152	1,567,450
Numericable U.S. 1st Lien 4.50% 5/21/20 @	6,934,753	6,865,406
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20 @	5,999,507	5,932,480
Pabst Blue Ribbon 1st Lien 5.75% 11/13/21 @	3,914,430	3,920,956
Pabst Blue Ribbon 2nd Lien 9.25% 11/13/22 @	1,610,000	1,583,838
Panda Hummel Term Loan B1 1st Lien 7.00% 10/26/22 @	2,825,000	2,754,375
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20 @	6,087,000	5,843,520
Prime Security Services Borrower 2nd Lien 9.75% 7/1/22 @	4,605,000	4,541,681
Quickrete Holdings 2nd Lien 7.00% 3/30/21 @	3,072,632	3,082,234
Republic of Angola (Unsecured) 6.25% 12/16/23 @	11,720,000	10,548,000
Reynolds Group Holdings Tranche B 1st Lien 4.50% 12/1/18 @	5,897,858	5,914,077
Rite Aid 2nd Lien
4.875% 6/21/21 @	2,465,000	2,473,859
5.75% 8/21/20 @	6,310,000	6,373,100
RPI Finance Trust Tranche B4 1st Lien 3.50% 11/9/20 @	1,558,225	1,555,465
SAM Finance Lux Tranche B 1st Lien 4.25% 12/17/20 @	2,233,973	2,246,191
Scientific Games International 1st Lien 6.00% 10/18/20 @	9,820,087	9,620,622

	Principal amount°		Value (U.S. $)

Senior Secured Loans« (continued)

Sensus USA 2nd Lien 8.50% 5/9/18 @		2,660,000	$2,640,050
SIG Combibloc PurchaseCo Sarl 1st Lien 4.25% 3/13/22 @		5,387,925	5,394,288
Sinclair Television Group Tranche B1 1st Lien 3.50% 7/31/21 @		2,718,188	2,701,199
Solenis International 1st Lien 4.25% 7/31/21 @		2,326,500	2,293,420
Solenis International 2nd Lien 7.75% 7/31/22 @		1,240,000	1,169,733
Spectrum Brands 1st Lien 3.75% 6/23/22 @		2,238,080	2,250,146
SS&C European Holdings Sarl Tranche B2 1st Lien 4.00% 7/8/22 @		319,157	320,523
SS&C Technologies Tranche B1 1st Lien 4.00% 7/8/22 @		2,062,700	2,071,526
Stardust Finance Holdings Tranche B 1st Lien 6.50% 3/13/22 @		7,530,075	7,445,362
Summit Materials Tranche B 1st Lien 4.25% 7/17/22 @		2,633,400	2,632,578
SUPERVALU 1st Lien 4.50% 3/21/19 @		3,155,361	3,155,181
Surgical Care Affiliates Tranche B 1st Lien 4.25% 3/17/22 @		3,785,975	3,785,975
TransDigm Tranche E 1st Lien 3.50% 5/14/22 @		5,762,006	5,663,574
Tribune Media Tranche B 1st Lien 3.75% 12/27/20 @		2,633,400	2,631,723
Univar USA Tranche B 1st Lien 4.25% 7/1/22 @		844,780	832,711
Univision Communications 1st Lien 4.00% 3/1/20 @		2,114,937	2,103,536
Univision Communications Tranche C4 1st Lien 4.00% 3/1/20 @		7,146,462	7,102,790
USI 1st Lien 4.25% 12/27/19 @		8,778,166	8,701,357
Valeant Pharmaceuticals International 3.75% 12/11/19 @		1,525,000	1,430,450
Valeant Pharmaceuticals International 1st Lien 3.75% 8/5/20 @		6,844,827	6,379,379
Valeant Pharmaceuticals International Tranche B-F1 1st Lien 4.00% 4/1/22 @		8,868,300	8,263,358
Varsity Brands Tranche B 1st Lien 5.00% 12/15/21 @		3,627,587	3,625,320
Visant 1st Lien 7.00% 9/23/21 @		4,804,688	4,775,120
Weight Watchers International 1st Lien 3.20% 4/2/16 @		1,871,566	1,843,492
WideOpenWest Finance Tranche B 1st Lien 4.50% 4/1/19 @		10,626,113	10,492,181
Ziggo Tranche B 1st Lien 3.50% 1/15/22 @		1,332,900	1,313,218
Ziggo Tranche B1 1st Lien 3.50% 1/15/22 @		782,100	770,551

Total Senior Secured Loans (cost $550,498,091)			533,826,142

Sovereign Bonds – 2.56%Δ

Australia – 0.09%
Australia Government Bond
3.25% 4/21/25	AUD	3,397,000	2,550,981
3.75% 4/21/37	AUD	2,743,000	2,105,731

			4,656,712

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Brazil – 0.08%
Brazilian Government International Bond 5.00% 1/27/45		5,800,000	$4,379,000

			4,379,000

Canada – 0.02%
Canadian Government Bond 2.75% 12/1/48	CAD	1,202,000	1,005,500

			1,005,500

Colombia – 0.13%
Colombia Government International Bond 5.00% 6/15/45		7,769,000	6,933,833

			6,933,833

Costa Rica – 0.08%
Costa Rica Government International Bond 5.625% 4/30/43		5,790,000	4,472,775

			4,472,775

Dominican Republic – 0.12%
Dominican Republic International Bond 144A 5.50% 1/27/25 #		6,550,000	6,500,875

			6,500,875

Germany – 0.03%
Bundesrepublik Deutschland 0.50% 2/15/25 *	EUR	1,646,000	1,815,716

			1,815,716

Hungary – 0.06%
Hungary Government International Bond 5.375% 3/25/24		2,946,000	3,262,695

			3,262,695

Indonesia – 0.10%
Indonesia Government International Bond 144A 5.125% 1/15/45 #		5,700,000	5,366,521

			5,366,521

Italy – 0.12%
Italy Buoni Poliennali Del Tesoro 1.35% 4/15/22	EUR	5,857,000	6,589,145

			6,589,145

Jamaica – 0.10%
Jamaica Government International Bond 6.75% 4/28/28		5,200,000	5,304,000

			5,304,000

Japan – 0.02%
Japan Government 40 yr Bond 1.40% 3/20/55	JPY	148,300,000	1,201,636

			1,201,636

Kazakhstan – 0.07%
Kazakhstan Government International Bond 144A 5.125% 7/21/25 #*		3,885,000	3,877,327

			3,877,327

		Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

Mexico – 0.29%
Mexican Bonos
7.50% 6/3/27	MXN	96,015,000	$6,415,650
10.00% 12/5/24	MXN	84,791,000	6,579,928
Mexico Government International Bond
3.60% 1/30/25		1,637,000	1,632,908
4.60% 1/23/46		1,200,000	1,117,500

			15,745,986

Namibia – 0.09%
Namibia International Bonds 144A 5.25% 10/29/25 #		4,700,000	4,670,625

			4,670,625

Norway – 0.02%
Kommunalbanken 5.00% 3/28/19	NZD	510,000	364,845
Norway Government Bond
144A 1.75% 3/13/25 #	NOK	3,622,000	432,957
144A 2.00% 5/24/23 #	NOK	1,662,000	204,219

			1,002,021

Pakistan – 0.08%
Pakistan Government International Bond 144A 7.875% 3/31/36 #		4,629,000	4,422,186

			4,422,186

Peru – 0.08%
Peruvian Government International Bond 4.125% 8/25/27		4,068,000	4,108,680

			4,108,680

Poland – 0.12%
Poland Government Bond 3.25% 7/25/25	PLN	23,097,000	6,278,248

			6,278,248

Portugal – 0.02%
Portugal Government International Bond 144A 5.125% 10/15/24 #		1,045,000	1,107,551

			1,107,551

Republic of Korea – 0.14%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	8,933,698,798	7,584,071

			7,584,071

Serbia – 0.08%
Republic of Serbia 144A 4.875% 2/25/20 #		4,350,000	4,500,723

			4,500,723

Singapore – 0.09%
Temasek Financial I 144A 2.375% 1/23/23 #*		4,915,000	4,851,700

			4,851,700

South Africa – 0.16%
South Africa Government Bond 8.00% 1/31/30	ZAR	84,590,000	5,759,791

Schedule of investments

Delaware Diversified Income Fund

		Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

South Africa (continued)
South Africa Government International Bond 5.375% 7/24/44 *		2,933,000	$2,887,788

			8,647,579

Sri Lanka – 0.15%
Sri Lanka Government International Bond
144A 6.125% 6/3/25 #		6,900,000	6,547,976
144A 6.85% 11/3/25 #		1,405,000	1,391,041

			7,939,017

United Kingdom – 0.13%
United Kingdom Gilt
3.25% 1/22/44	GBP	1,752,900	3,041,678
3.50% 1/22/45	GBP	1,169,100	2,127,452
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	994,538	1,648,322

			6,817,452

Uruguay – 0.09%
Uruguay Government International Bond 4.375% 10/27/27		4,804,000	4,791,990

			4,791,990

Total Sovereign Bonds (cost $142,415,431)			137,833,564

Supranational Banks – 0.38%

European Bank for Reconstruction & Development 7.375% 4/15/19	IDR	34,970,000,000	2,313,321
Inter-American Development Bank 6.00% 9/5/17	INR	377,950,000	5,730,088
International Bank for Reconstruction & Development
0.267% 4/17/19 ●		2,469,000	2,467,519
2.50% 11/25/24		2,469,000	2,520,810
3.75% 2/10/20 *	NZD	3,300,000	2,280,127
4.625% 10/6/21 *	NZD	6,497,000	4,669,604
International Finance 3.625% 5/20/20	NZD	1,035,000	711,085

Total Supranational Banks (cost $22,335,423)			20,692,554

U.S. Treasury Obligations – 10.47%

U.S. Treasury Bond
2.875% 8/15/45		28,774,000	28,437,373
U.S. Treasury Notes
1.375% 9/30/20 *		163,875,000	162,775,071
1.375% 10/31/20		133,985,000	133,018,030
2.00% 8/15/25 ¥		243,040,000	239,840,621

Total U.S. Treasury Obligations (cost $568,273,471)			564,071,095

	Number of Shares	Value (U.S. $)

Common Stock – 0.00%

Century Communications =†	7,875,000	$0

Total Common Stock (cost $238,403)		0

Convertible Preferred Stock – 0.37%

Alcoa 5.375% exercise price $19.39, expiration date 10/1/17 *	34,550	1,092,817
Anadarko Petroleum 7.50% exercise price $69.84, expiration date 6/7/18 *	27,875	1,121,411
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	1,477	1,615,838
Chesapeake Energy 5.75% exercise price $26.10, expiration date 12/31/49	1,633	734,850
Crown Castle International 4.50% exercise price $87.58, expiration date 11/1/16	5,995	637,089
Dominion Resources 6.125% exercise price $64.91, expiration date 4/1/16	23,556	1,314,660
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 *@	16,660	1,212,515
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	38,450	1,605,672
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49 @	2,077	344,782
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49 @	1,768	2,369,120
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16 @	59,086	1,125,588
Maiden Holdings 7.25% exercise price $15.22, expiration date 9/15/16 *	43,033	2,381,877
T-Mobile U.S. 5.50% exercise price $31.02, expiration date 12/15/17	22,922	1,524,084
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	2,210	2,618,850

Total Convertible Preferred Stock (cost $25,349,280)		19,699,153

Preferred Stock – 0.70%

Ally Financial 144A 7.00% #	4,915	5,033,728
Bank of America 6.10% ●	3,595,000	3,639,937
Integrys Energy Group 6.00% @●	205,350	5,242,852
National Retail Properties 5.70%	67,445	1,696,916
PNC Preferred Funding Trust II 144A 1.56% #●	13,900,000	12,874,875
Public Storage 5.20% *	212,995	5,263,106
USB Realty 144A 1.468% #●	4,485,000	4,075,744

Total Preferred Stock (cost $34,731,710)		37,827,158

Schedule of investments

Delaware Diversified Income Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments – 11.41%

Discount Notes – 6.46%≠
Federal Home Loan Bank
0.07% 11/3/15	8,813,294	$8,813,294
0.083% 1/4/16	83,513,692	83,502,000
0.12% 1/25/16	29,883,001	29,877,413
0.135% 3/7/16	40,723,658	40,698,694
0.138% 2/26/16	31,203,698	31,192,651
0.139% 2/18/16	32,772,107	32,761,292
0.148% 1/19/16	12,310,961	12,308,831
0.151% 2/3/16	38,916,596	38,905,544
0.153% 12/2/15	17,672,673	17,672,231
0.153% 1/21/16	25,076,706	25,072,242
0.19% 3/22/16	22,116,045	22,100,895
0.295% 3/2/16	4,892,210	4,889,334

		347,794,421

Repurchase Agreements – 4.95%
Bank of America Merrill Lynch 0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $44,836,622 (collateralized by U.S. government obligations 3.625% 8/15/43;
market value $45,733,206)	44,836,473	44,836,473
Bank of Montreal 0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $22,418,330 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45;
market value $22,866,601)	22,418,236	22,418,236
BNP Paribas 0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $199,502,975 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44;
market value $203,492,041)	199,501,978	199,501,978

		266,756,687

Total Short-Term Investments (cost $614,531,434)		614,551,108

Total Value of Securities Before Securities Lending Collateral – 110.14% (cost $5,955,669,720)		5,934,054,671

	Number of Shares	Value (U.S. $)

Securities Lending Collateral – 4.73%**

Investment Company
Delaware Investments® Collateral Fund No. 1	255,054,924	$255,054,924

Total Securities Lending Collateral (cost $255,054,924)		255,054,924

Total Value of Securities – 114.87% (cost $6,210,724,644)		$6,189,109,595■

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2015, the aggregate value of Rule 144A securities was $1,121,637,633, which represents 20.82% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

*	Fully or partially on loan.

**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral.

@	Illiquid security. At Oct. 31, 2015, the aggregate value of illiquid securities was $533,826,142, which represents 9.91% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Oct. 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets.

See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

■	Includes $248,165,391 of securities loaned.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

●	Variable rate security. The rate shown is the rate as of Oct. 31, 2015. Interest rates reset periodically.

¥	Fully or partially pledged as collateral for futures contracts.

Δ	Securities have been classified by country of origin.

S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Oct. 31, 2015.

Schedule of investments

Delaware Diversified Income Fund

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Oct. 31, 2015.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at Oct. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	218,049	USD	(121,220)	11/23/15	$34,024
BAML	CAD	(11,028,908)	USD	8,490,731	11/23/15	58,174
BAML	EUR	(3,249,893)	USD	3,689,660	11/23/15	115,503
BAML	JPY	(881,503,168)	USD	7,325,530	11/24/15	19,464
BAML	NZD	(19,172,716)	USD	12,791,279	11/23/15	(164,444)
BNP	AUD	(8,296,448)	USD	6,054,639	11/23/15	147,821
BNP	MXN	(42,414,851)	USD	2,573,044	11/23/15	11,282
BNP	NOK	(29,818,164)	USD	3,680,692	11/23/15	173,383
HSBC	GBP	(4,627,733)	USD	7,090,182	11/23/15	(42,000)
JPMC	KRW	(8,525,381,610)	USD	7,487,600	11/23/15	26,800
JPMC	PLN	(8,143,900)	USD	2,150,272	11/23/15	45,315
JPMC	SEK	5,329,174	USD	(640,870)	11/23/15	(16,892)
TD	CAD	10,472,970	USD	(8,038,138)	11/23/15	(30,643)
TD	EUR	(12,231,900)	USD	13,535,236	11/23/15	82,878
TD	IDR	(22,628,128,280)	USD	1,666,283	11/23/15	27,454
TD	JPY	412,077,475	USD	(3,428,394)	11/24/15	(13,016)
UBS	INR	193,830,339	USD	(2,977,882)	11/23/15	(26,404)
UBS	MXN	83,684,788	USD	(5,064,259)	11/23/15	(9,884)

						$438,815

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1,179	Euro-Bund	$199,043,093	$203,783,706	12/8/15	$4,740,613
(839)	S&P 500 Index E-mini	(81,512,777)	(86,991,715)	12/21/15	(5,478,938)
(1,288)	U.S. Treasury 5 yr Notes	(154,360,125)	(154,268,188)	1/2/16	91,937
2,000	U.S. Treasury 10 yr Notes	255,679,027	255,375,000	12/22/15	(304,027)
800	U.S. Treasury Long Bonds	125,362,590	125,150,000	12/22/15	(212,590)

		$344,211,808			$(1,163,005)

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]		Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)[4]
	Protection Purchased:
ICE	JPMC - CDX.NA.HY.24		27,041,850	5.00%	6/20/20	$(50,999)
ICE	JPMC - iTraxx Euro Crossover Series 24.1	EUR	17,805,000	5.00%	12/20/20	(103,889)
JPMC	CDX.EM.24		27,422,360	1.00%	12/20/20	(107,127)
JPMC	People’s Republic of China		11,112,000	1.00%	9/20/20	(19,659)

						$(281,674)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. Dollars unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(289,396).

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BNP – Banque Paribas

CAD – Canadian Dollar

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Index Emerging Markets

CDX.NA.HY – Credit Default Swap Index North America High Yield

CLO – Collateralized Loan Obligation

DB – Deutsche Bank

EUR – European Monetary Unit

Schedule of investments

Delaware Diversified Income Fund

Summary of abbreviations (continued):

GBP – British Pound Sterling

GE – General Electric

GNMA – Government National Mortgage Association

GS – Goldman Sachs

GSMPS – Goldman Sachs Reperforming Mortgage Securities

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange, Inc.

IDR – Indonesian Rupiah

INR – Indian Rupee

JPMBB – JPMorgan Barclays Bank

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

MASTR – Mortgage Asset Securitization Transactions, Inc.

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RBS – Royal Bank of Scotland

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

UBS – Union Bank of Switzerland

USD – U.S. Dollar

WaMu – Washington Mutual

WF – Wells Fargo

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statement of assets and liabilities
Delaware Diversified Income Fund	October 31, 2015

Assets:
Investments, at value[1,2]	$5,319,503,563
Short-term investments, at value[3]	614,551,108
Short-term investments held as collateral for loaned securities, at value[4]	255,054,924
Foreign currencies, at value[5]	6,966,857
Cash collateral due from brokers	5,224,979
Receivable for securities sold	545,810,641
Dividends and interest receivable	39,899,043
Receivable for fund shares sold	7,458,785
Upfront payments paid on credit default swap contracts	2,925,050
Variation margin due from broker on futures contracts	1,181,759
Unrealized appreciation on foreign currency exchange contracts	742,098
Securities lending income receivable	60,917
Other assets[6]	4,787,750

Total assets	6,804,167,474

Liabilities:
Payable for securities purchased	1,095,069,521
Obligation to return securities lending collateral	255,054,924
Cash overdraft	25,759,398
Payable for fund shares redeemed	8,931,021
Distribution payable	4,575,845
Upfront payments received on credit default swap contracts	3,214,942
Investment management fees payable	2,074,179
Other accrued expenses	1,892,940
Distribution fees payable to affiliates	1,262,978
Cash collateral due to brokers	1,161,000
Other affiliates payable	363,871
Swap payments payable	308,821
Unrealized depreciation on foreign currency exchange contracts	303,283
Unrealized depreciation on credit default swap contracts	281,674
Variation margin due to brokers on centrally cleared credit default swap contracts	54,408
Trustees’ fees and expenses payable	13,864
Bond proceeds payable[6]	15,959,167

Total liabilities	1,416,281,836

Total Net Assets	$5,387,885,638

Net Assets Consist of:
Paid-in capital	$5,487,481,650
Distributions in excess of net investment income	(6,326,831)
Accumulated net realized loss on investments	(70,198,940)
Net unrealized depreciation of investments	(21,615,049)
Net unrealized depreciation of foreign currencies	(159,932)
Net unrealized appreciation of foreign currency exchange contracts	438,815
Net unrealized depreciation of futures contracts	(1,163,005)
Net unrealized depreciation of swap contracts	(571,070)

Total Net Assets	$5,387,885,638

Net Asset Value
Class A:
Net assets	$1,658,921,809
Shares of beneficial interest outstanding, unlimited authorization, no par	189,879,421
Net asset value per share	$8.74
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.15

Class C:
Net assets	$1,007,162,830
Shares of beneficial interest outstanding, unlimited authorization, no par	115,291,408
Net asset value per share	$8.74

Class R:
Net assets	$101,732,181
Shares of beneficial interest outstanding, unlimited authorization, no par	11,650,418
Net asset value per share	$8.73

Institutional Class:
Net assets	$2,620,068,818
Shares of beneficial interest outstanding, unlimited authorization, no par	299,669,800
Net asset value per share	$8.74

[1] Investments, at cost	$5,341,138,286
[2] Including securities on loan	248,165,391
[3] Short-term investments, at cost	614,531,434
[4] Short-term investments held as collateral for loaned securities, at cost	255,054,924
[5] Foreign currencies, at cost	7,101,573
[6] See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Diversified Income Fund	Year ended October 31, 2015

Investment Income:
Interest	$215,078,907
Dividends	3,192,602
Securities lending income	595,154
Foreign tax withheld	(7,556)

218,859,107

Expenses:
Management fees	25,465,067
Distribution expenses – Class A	4,724,998
Distribution expenses – Class C	11,031,509
Distribution expenses – Class R	565,925
Dividend disbursing and transfer agent fees and expenses	7,332,404
Accounting and administration expenses	1,809,032
Reports and statements to shareholders	1,421,970
Legal fees	467,147
Custodian fees	330,761
Trustees’ fees and expenses	266,046
Registration fees	131,181
Audit and tax	56,187
Other	242,717

53,844,944
Less expense paid indirectly	(1,535)

Total operating expenses	53,843,409

Net Investment Income	165,015,698

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1,2]	$(21,335,876)
Foreign currencies	(22,926,606)
Foreign currency exchange contracts	7,967,012
Futures contracts	23,033,883
Swap contracts	73,440

Net realized loss	(13,188,147)

Net change in unrealized appreciation (depreciation) of:
Investments	(157,179,823)
Foreign currencies	(318,161)
Foreign currency exchange contracts	9,544
Futures contracts	(2,207,545)
Swap contracts	(417,047)

Net change in unrealized appreciation (depreciation)	(160,113,032)

Net Realized and Unrealized Loss	(173,301,179)

Net Decrease in Net Assets Resulting from Operations	$(8,285,481)

1Includes $39,998 capital gains taxes paid.

2Includes $11,171,417 loss contingencies on General Motors term loan litigation. See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Diversified Income Fund

	Year ended
	10/31/15	10/31/14

Increase (Decrease) in Net Assets from Operations:
Net investment income	$165,015,698	$189,479,574
Net realized gain (loss)	(13,188,147)	88,257,893
Net change in unrealized appreciation (depreciation)	(160,113,032)	15,228,646

Net increase (decrease) in net assets resulting from operations	(8,285,481)	292,966,113

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(61,612,345)	(101,311,286)
Class B	—	(199,020)
Class C	(27,592,570)	(38,624,229)
Class R	(3,399,488)	(4,252,164)
Institutional Class	(88,904,722)	(71,970,965)

Net realized gain:
Class A	(7,212,371)	—
Class C	(4,089,727)	—
Class R	(409,856)	—
Institutional Class	(8,547,257)	—

Return of capital:
Class A	(3,982,476)	—
Class C	(2,418,089)	—
Class R	(244,352)	—
Institutional Class	(6,285,187)	—

	(214,698,440)	(216,357,664)

Capital Share Transactions:
Proceeds from shares sold:
Class A	378,195,209	409,534,255
Class B	—	10,560
Class C	75,847,898	91,850,364
Class R	31,430,722	41,084,040
Institutional Class	889,312,529	1,335,463,575

	Year ended
	10/31/15	10/31/14
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$69,858,108	$99,203,203
Class B	—	184,545
Class C	31,402,737	35,230,749
Class R	4,050,199	4,250,429
Institutional Class	98,839,952	66,560,180

	1,578,937,354	2,083,371,900

Cost of shares redeemed:
Class A	(765,044,640)	(1,745,741,871)
Class B	—	(9,700,498)
Class C	(234,458,838)	(437,984,676)
Class R	(46,143,068)	(54,724,332)
Institutional Class	(659,373,785)	(762,910,784)

	(1,705,020,331)	(3,011,062,161)

Decrease in net assets derived from capital share transactions	(126,082,977)	(927,690,261)

Net Decrease in Net Assets	(349,066,898)	(851,081,812)

Net Assets:
Beginning of year	5,736,952,536	6,588,034,348

End of year	$5,387,885,638	$5,736,952,536

Distributions in excess of net investment income	$(6,326,831)	$(7,422,323)

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
$9.090	$8.960	$9.450	$9.330	$9.770

0.264	0.302	0.278	0.304	0.359
(0.272)	0.171	(0.350)	0.396	(0.033)

(0.008)	0.473	(0.072)	0.700	0.326

(0.289)	(0.343)	(0.248)	(0.346)	(0.399)
(0.032)	—	(0.089)	(0.234)	(0.367)
(0.021)	—	(0.081)	—	—

(0.342)	(0.343)	(0.418)	(0.580)	(0.766)

$8.740	$9.090	$8.960	$9.450	$9.330

(0.11% )	5.25%	(0.66% )	7.82%	3.64%

$1,658,922	$2,048,203	$3,244,801	$4,890,056	$4,370,224
0.91%	0.90%	0.90%	0.90%	0.92%

0.91%	0.90%	0.95%	0.95%	0.97%
2.95%	3.34%	3.03%	3.26%	3.84%

2.95%	3.34%	2.98%	3.21%	3.79%
218%	189%	238%	238%	237%

Financial highlights

Delaware Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
$9.090	$8.960	$9.450	$9.330	$9.760

0.197	0.234	0.209	0.234	0.289
(0.272)	0.172	(0.349)	0.397	(0.023)

(0.075)	0.406	(0.140)	0.631	0.266

(0.222)	(0.276)	(0.197)	(0.277)	(0.329)
(0.032)	—	(0.089)	(0.234)	(0.367)
(0.021)	—	(0.064)	—	—

(0.275)	(0.276)	(0.350)	(0.511)	(0.696)

$8.740	$9.090	$8.960	$9.450	$9.330

(0.85%)	4.59%	(1.51% )	7.01%	2.98%

$1,007,163	$1,177,575	$1,471,553	$2,230,985	$2,012,603
1.66%	1.65%	1.65%	1.65%	1.67%
2.20%	2.59%	2.28%	2.51%	3.09%
218%	189%	238%	238%	237%

Financial highlights

Delaware Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:

Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
$9.090	$8.960	$9.450	$9.330	$9.760

0.241	0.279	0.255	0.280	0.336
(0.282)	0.171	(0.350)	0.397	(0.023)

(0.041)	0.450	(0.095)	0.677	0.313

(0.266)	(0.320)	(0.231)	(0.323)	(0.376)
(0.032)	—	(0.089)	(0.234)	(0.367)
(0.021)	—	(0.075)	—	—

(0.319)	(0.320)	(0.395)	(0.557)	(0.743)

$8.730	$9.090	$8.960	$9.450	$9.330

(0.47% )	5.11%	(1.02% )	7.55%	3.49%

$101,732	$116,840	$124,586	$160,695	$146,620
1.16%	1.15%	1.15%	1.15%	1.17%

1.16%	1.15%	1.24%	1.25%	1.27%
2.70%	3.09%	2.78%	3.01%	3.59%

2.70%	3.09%	2.69%	2.91%	3.49%
218%	189%	238%	238%	237%

Financial highlights

Delaware Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/15	10/31/14	10/31/13	10/31/12	10/31/11
$9.100	$8.970	$9.460	$9.340	$9.770

0.286	0.325	0.301	0.327	0.383
(0.282)	0.171	(0.350)	0.397	(0.023)

0.004	0.496	(0.049)	0.724	0.360

(0.311)	(0.366)	(0.265)	(0.370)	(0.423)
(0.032)	—	(0.089)	(0.234)	(0.367)
(0.021)	—	(0.087)	—	—

(0.364)	(0.366)	(0.441)	(0.604)	(0.790)

$8.740	$9.100	$8.970	$9.460	$9.340

0.03%	5.63%	(0.52% )	8.08%	4.01%

$2,620,069	$2,394,335	$1,737,652	$2,238,906	$1,620,249
0.66%	0.65%	0.65%	0.65%	0.67%
3.20%	3.59%	3.28%	3.51%	4.09%
218%	189%	238%	238%	237%

Notes to financial statements
Delaware Diversified Income Fund	October 31, 2015

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year, and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on The Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Other debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2012–Oct. 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 30, 2015 and will mature on the next business day.

To Be Announced Trades (TBA) – The Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. The

Notes to financial statements

Delaware Diversified Income Fund

1. Significant Accounting Policies (continued)

Fund received $951,000 cash collateral for TBA trades as of Oct. 31, 2015, which is shown as “Collateral due to brokers” on the “Statement of assets and liabilities.”

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays dividends from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2015.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2015, the Fund earned $1,535 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.55% on the first $500 million of the average daily net assets of the Fund; 0.50% on the next $500 million; 0.45% on the next $1.5 billion; and 0.425% on average daily net assets in excess $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2015, the Fund was charged $268,057 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2015, the Fund was charged $1,174,106 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fee.

Notes to financial statements

Delaware Diversified Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2015, the Fund was charged $144,433 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2015, DDLP earned $64,071 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2015, DDLP received gross CDSC commissions of $12,361 and $49,760 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Oct. 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$9,446,337,509
Purchases of U.S. government securities	2,633,215,491
Sales other than U.S. government securities	9,878,748,916
Sales of U.S. government securities	2,193,960,751

At Oct. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$6,246,669,519

Aggregate unrealized appreciation	$108,171,983
Aggregate unrealized depreciation	(165,731,907)

Net unrealized depreciation	$(57,559,924)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Diversified Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$1,755,751,072	$4,395,000	$1,760,146,072
Corporate Debt	—	2,160,577,821	—	2,160,577,821
Municipal Bonds	—	68,639,480	—	68,639,480
Foreign Debt	—	174,716,642	—	174,716,642
Senior Secured Loans[1]	—	515,832,780	17,993,362	533,826,142
U.S. Treasury Obligations	—	564,071,095	—	564,071,095
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	17,003,683	2,695,470	—	19,699,153
Preferred Stock[1]	12,202,874	25,624,284	—	37,827,158
Short-Term Investments	—	614,551,108	—	614,551,108
Securities Lending Collateral	—	255,054,924	—	255,054,924

Total Value of Securities	$29,206,557	$6,137,514,676	$22,388,362	$6,189,109,595

Foreign Currency Exchange Contracts	$—	$438,815	$—	$438,815
Futures Contracts	(1,163,005)	—	—	(1,163,005)
Swap Contracts	—	(281,674)	—	(281,674)

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 investments in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	—	99.75%	0.25%	100.00%
Senior Secured Loans	—	96.63%	3.37%	100.00%
Convertible Preferred Stock	86.32%	13.68%	—	100.00%
Preferred Stock	32.26%	67.74%	—	100.00%

During the year ended Oct. 31, 2015, there were no transfers between Level 1 investments and Level 2 investments that had a significant impact to the Fund. During the year ended Oct. 31, 2015, transfers out of Level 3 investments into Level 2 investments were made in the amount of $5,648,246 for the Fund. The transfer was due to the Fund’s pricing vendor being able to supply a matrix price for an investment that had been utilizing a broker quoted price. During the year ended Oct. 31, 2015, transfers out of

Level 2 investments into Level 3 investments were made in the amount of $4,545,000 for the Fund. The transfer was due to the Fund’s pricing vendor ceasing to provide pricing for an investment. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2015 and 2014 was as follows:

	Year ended
	10/31/15	10/31/14
Ordinary income	$182,077,578	$199,259,224
Long-term capital gains	19,690,758	17,098,440
Return of capital	12,930,104	—

Total	$214,698,440	$216,357,664

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$5,487,481,650
Distributions payable	(4,575,845)
Other temporary differences	(10,131)
Capital loss carryforwards	(26,146,217)
Unrealized depreciation of investments, foreign currencies, and derivatives	(68,863,819)

Net assets	$5,387,885,638

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax deferral of losses on straddles, tax treatment of CDS contracts, contingent payment on debt instruments, market discount and premium on debt instruments and troubled debt.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, redesignation of dividends and distributions, foreign capital gains tax, contingent payments on debt instruments, market discount and premium on certain debt instruments, CDS contracts, and paydown gains (losses) of asset-and mortgage-backed securities. Results of operations

Notes to financial statements

Delaware Diversified Income Fund

5. Components of Net Assets on a Tax Basis (continued)

and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2015, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$17,588,919
Accumulated net realized loss	(17,588,919)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$5,177,814	$20,968,403

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/15	10/31/14
Shares sold:
Class A	42,153,447	45,331,754
Class B	—	1,174
Class C	8,453,164	10,145,095
Class R	3,513,077	4,543,927
Institutional Class	99,228,015	146,809,977

Shares issued upon reinvestment of dividends and distributions:
Class A	7,808,687	10,982,199
Class B	—	20,489
Class C	3,511,247	3,899,038
Class R	452,999	470,459
Institutional Class	11,049,343	7,350,511

	176,169,979	229,554,623

Shares redeemed:
Class A	(85,391,214)	(192,953,742)
Class B	—	(1,076,611)
Class C	(26,221,918)	(48,662,025)
Class R	(5,174,904)	(6,059,471)
Institutional Class	(73,793,622)	(84,668,441)

	(190,581,658)	(333,420,290)

Net decrease	(14,411,679)	(103,865,667)

For the year ended Oct. 31, 2014, 152,636 Class B shares were converted to 152,495 Class A shares valued at $1,378,560. The amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Notes to financial statements

Delaware Diversified Income Fund

6. Capital Shares (continued)

Certain shareholders of one class shares may exchange their shares for another class shares. For the years ended Oct. 31, 2015 and Oct. 31, 2014, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

	Exchange Redemptions			Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value

10/31/15	277,471	35,516	—	14,144	299,218	$2,826,278
10/31/14	219,614	117,273	1,138	92,738	245,447	3,073,888

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investment® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the agreement described above. The line of credit available under the agreement expired on Nov. 9, 2015.

The Fund had no amounts outstanding as of Oct. 31, 2015, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2015, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its respective investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Oct. 31, 2015, the Fund posted securities, comprised of U.S. treasury obligations with a value of $12,187,425 as margin for open futures contracts, which is presented on the “Schedule of investments.”

During the year ended Oct. 31, 2015, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – During the year ended Oct. 31, 2015, the Fund entered into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities,

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended Oct. 31, 2015.

During the year ended Oct. 31, 2015, the Fund used purchased option contracts to manage the Fund’s exposure to changes in security prices caused by interest rates or market conditions.

Swap Contracts – The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty. During the year ended Oct. 31, 2015, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Oct. 31, 2015, the Fund used CDS contracts to hedge against credit events.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Oct. 31, 2015, The Fund posted $5,224,979 in cash collateral for centrally cleared swap contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.” At Oct. 31, 2015, the Fund received $210,000 in cash collateral and $3,382,205 in securities collateral for certain open derivatives. Cash collateral received is presented as “Cash collateral due to brokers” on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Diversified Income Fund

8. Derivatives (continued)

Fair values of derivative instruments as of Oct. 31, 2015 were as follows:

		Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Forward Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$742,098	$—	$—	$ —	$742,098
Variation margin due from broker on futures contracts*	—	—	4,832,550	—	4,832,550

Total	$742,098	$—	$4,832,550	$—	$5,574,648

		Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Forward Currency Exchange Contracts	Equity Contracts	Interest Rate Contracts	Credit Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$303,283	$—	$—	$—	$303,283
Variation margin due from broker on futures contracts*	—	5,478,938	516,617	—	5,995,555
Unrealized depreciation on credit default swap contracts	—	—	—	281,674	281,674

Total	$303,283	$5,478,938	$516,617	$281,674	$6,580,512

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Oct. 31, 2015. Only current day variation margin is reported on the “Statement of assets and liabilities.”

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2015 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$7,967,012	$—	$ —	$7,967,012
Interest rate contracts	—	20,873,418	—	20,873,418
Equity contracts	—	2,160,465	—	2,160,465
Credit contracts	—	—	73,440	73,440

Total	$7,967,012	$23,033,883	$73,440	$31,074,335

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$9,544	$ —	$—	$9,544
Interest rate contracts	—	3,271,393	—	3,271,393
Equity contracts	—	(5,478,938)	—	(5,478,938)
Credit contracts	—	—	(417,047)	(417,047)

Total	$9,544	$(2,207,545)	$(417,047)	$(2,615,048)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2015.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts
(average cost)	USD	68,724,260	USD	146,247,645
Futures contracts (average notional value)		507,419,319		119,149,670
CDS contracts (average notional value)*	EUR	9,173,068		—
CDS contracts (average notional value)*	USD	38,068,282		—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities

Notes to financial statements

Delaware Diversified Income Fund

9. Offsetting (continued)

borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2015, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$227,165	$(164,444)	$62,721
BNP Paribas	332,486	—	332,486
Hong Kong Shanghai Bank	—	(42,000)	(42,000)
JPMorgan Chase Bank	72,115	(143,678)	(71,563)
Toronto Dominion Bank	110,332	(43,659)	66,673
Union Bank of Switzerland	—	(36,288)	(36,288)

Total	$742,098	$(430,069)	$312,029

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities (continued)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Bank of America Merrill Lynch	$62,721	$(62,721)	$—	$—	$—	$—
BNP Paribas	332,486	(255,468)	—	—	—	77,018
Hong Kong Shanghai Bank	(42,000)	—	—	—	—	(42,000)
JPMorgan Chase Bank	(71,563)	—	—	—	—	(71,563)
Toronto Dominion Bank	66,673	—	(66,673)	—	—	—
Union Bank of Switzerland	(36,288)	—	—	—	—	(36,288)

Total	$312,029	$(318,189)	$(66,673)	$—	$—	$(72,833)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$ 44,836,473	$ (44,836,473)	$—	$ (44,836,473)	$—
Bank of Montreal	22,418,236	(22,418,236)	—	(22,418,236)	—
BNP Paribas	199,501,978	(199,501,978)	—	(199,501,978)	—

Total	$266,756,687	$(266,756,687)	$—	$(266,756,687)	$—

(a)Net exposure represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan.

Notes to financial statements

Delaware Diversified Income Fund

10. Securities Lending (continued)

As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments® Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a NAV per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s NAV per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At the year ended Oct. 31, 2015, the value of securities on loan was $248,165,391, and the value of invested collateral was $255,054,924, for which cash collateral was received and invested in accordance with the Lending Agreement. These investments are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing

Notes to financial statements

Delaware Diversified Income Fund

11. Credit and Market Risk (continued)

commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Fund for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous UCC filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded an asset of $4,787,750 and a liability of $15,959,167 that resulted in a decrease in the Fund’s NAV to reflect this likely recovery.

15. Subsequent Events

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2015 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Diversified Income Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	9.17%
(B) Ordinary Income Distributions (Tax Basis)*	84.81%
(C) Return of Capital (Tax Basis)	6.02%
Total Distributions.	100.00%
(D) Qualifying Dividends[1]	1.06%

(A), (B) and (C) are based on a percentage of the Fund’s total distributions.

(D) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 1.35%. Complete information will be computed and reported tn conjunction with your 2015 Form 1099-DN.

For the fiscal year ended Oct. 31, 2015, certain interest income paid by the Fund, have been determined to be Qualified Interest Income and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2015, the Fund has reported maximum distributions of Qualified Interest Income of $195,446,559.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board consideration of Delaware Diversified Income Fund investment advisory agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain Funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments® fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the third quartile, fourth quartile, and second quartile, respectively. The Fund’s performance results were mixed but tended toward median, which was acceptable.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Other Fund information (Unaudited)

Delaware Diversified Income Fund

Board consideration of Delaware Diversified Income Fund investment advisory agreement (continued)

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 1, 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 20, 2015
Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015
Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	64	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	64	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)
Chief Executive Officer	64	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	64	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	64	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems

Director — Drexel
Morgan & Co.
Private Investor	64	None
(2004–Present)
Chief Executive Officer —	64	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	64	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010),
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	64	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	64	None[3]

Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, and Secretary of the Fund(s) and the investment advisor since 2005.

Daniel V. Geatens has served	64	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.
Richard Salus has served as	64	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees
Shawn K. Lytle	Ann D. Borowiec	John A. Fry	Frances A.
President and	Former Chief Executive	President	Sevilla-Sacasa
Chief Executive Officer	Officer	Drexel University	Chief Executive Officer
Delaware Investments ®	Private Wealth Management	Philadelphia, PA	Banco Itaú
Family of Funds	J.P. Morgan Chase & Co.		International
Philadelphia, PA	New York, NY	Lucinda S. Landreth	Miami, FL
Former Chief Investment
Thomas L. Bennett	Joseph W. Chow	Officer	Thomas K. Whitford
Chairman of the Board	Former Executive Vice	Assurant, Inc.	Former Vice Chairman
Delaware Investments	President	New York, NY	PNC Financial Services Group
Family of Funds	State Street Corporation		Pittsburgh, PA
Private Investor	Brookline, MA
Rosemont, PA			Janet L. Yeomans
Former Vice President and
Treasurer
3M Corporation
St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report

U.S. equity mutual fund

Delaware U.S. Growth Fund

October 31, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware U.S. Growth Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware U.S. Growth Fund	November 10, 2015

Performance preview (for the year ended October 31, 2015)
Delaware U.S. Growth Fund (Class A shares)	1-year return	+7.63%
Russell 1000® Growth Index (benchmark)	1-year return	+9.18%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware U.S. Growth Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Jackson Square Partners, LLC (JSP), a U.S. registered investment advisor, is the sub-advisor to the Fund. As sub-advisor, JSP is responsible for day-to-day management of the Fund’s assets. Although JSP serves as sub-advisor, the investment manager, Delaware Management Company (DMC), a series of Delaware Management Business Trust, has ultimate responsibility for all investment advisory services.

The U.S. economy hit several rough patches during the fiscal year ended Oct. 31, 2015, most notably in late summer and early fall as a China-led global slowdown rocked the financial world. An eleventh-hour rebound in October helped domestic stocks climb back to pre-correction levels, enabling the broad-based stock market, as measured by the S&P 500® Index, to gain a moderate 5.20% during the 12-month period.

Oil prices were a recurring theme as the price per barrel fell precipitously throughout the period, eventually bottoming out at a six-year low. Despite a drop in demand brought on primarily by the slowdown in China, and by growing international demand for cleaner energy sources, major oil producers like the Organization of the Petroleum-Exporting Countries (OPEC) maintained production levels in an effort to remain competitive with U.S. shale oil producers. The resulting supply-demand imbalance led many U.S. producers to cut back or close rigs late in the period. Meanwhile, the International Energy Agency (IEA) expected geopolitical turmoil to crimp production in Iraq, but forecasted a long, slow recovery for oil prices.

The once reliable Chinese growth engine sputtered amid a combination of excess manufacturing capacity and a slowing growth rate. In mid-August, the Chinese government surprised investors by devaluing its currency by roughly 2% relative to the U.S. dollar, a move that triggered the yuan’s largest one-day drop in more than two decades. As the cost of Chinese goods fell in foreign markets, concern grew about the stability of other Asian nations. In light of these events, it’s no surprise that emerging markets were among the weakest performers during the fiscal period.

The European Union (EU) continued to struggle with the management of member nation Greece’s ongoing debt crisis. Despite a series of bailouts by European central banks to the tune of $264 billion, Greece’s economy has shrunk by a quarter over the past five years and unemployment levels have topped 25%. The future of the nation’s membership within the EU remains up in the air, even as the bloc continues to restructure its debt. The EU also shared concerns about the Chinese economy, volatility amid faltering energy stocks, and apprehension about a potential rate increase by the U.S. Federal Reserve. At the same time, European Central Bank President Mario Draghi advised that the easing of EU monetary policy would continue. All of these factors led to dramatic market swings that left international

1

Portfolio management review

Delaware U.S. Growth Fund

equity market performance, as measured by the MSCI EAFE Index, essentially flat for the fiscal year.

Within the United States, investors spent most of the year trying to predict when the Fed would reverse its seven-year-old, zero interest-rate policy. Though the Fed hinted throughout the year that a rate hike was just around the corner, uncertain economic data repeatedly pushed it off that path. Despite overall strong job gains, positive household spending numbers, and rising home sales, other factors including the Greek debt crisis and China’s devaluation and consequent market volatility induced the Fed to hold off on several occasions. Toward the end of the period, the Fed said it would be “monitoring global economic and financial developments” until its next meeting in December. An October delay in the rate hike led to a widespread market rally, with U.S. equities – in particular large-cap growth equities – posting outsized gains for the month.

At fiscal year end, despite recent market gains, uncertainty remained about China’s economic future, the long-term trajectory of oil prices, and the timeline for Fed rate hikes.

Fund performance

For the fiscal year ended Oct. 31, 2015, Delaware U.S. Growth Fund returned +7.63% at net asset value and +1.43% at maximum offer price (both figures represent Class A shares with distributions reinvested). For the same period, the Fund’s benchmark, the Russell 1000 Growth Index, returned +9.18%. Complete annualized performance for Delaware U.S. Growth Fund is shown in the table on page 4.

Strong relative performance in the financial services and producer durables sectors was unable to overcome weak relative performance in the consumer discretionary and technology sectors.

Equinix was a contributor to performance during the period. The company reported relatively strong financial results and received a favorable real estate investment trust (REIT) status ruling from the Internal Revenue Service. Additionally, the company is pursuing several strategic acquisitions that should further strengthen its global presence. The company continues to benefit from significant opportunities associated with cloud computing and its disruption of the information technology supply chain. Increased globalization and the robust need for a secure and accessible network to meet the needs of a dispersed user base are creating significant demand. We believe the company’s innovative product offerings make it well positioned in a technology-spending environment that is focused on addressing the needs of enterprises struggling to maintain the highest level of network performance and quality of service for global users.

Electronic Arts, a global interactive entertainment software company, was also a contributor to performance during the period. The company reported relatively strong financial results driven in part by several individual game titles, cost controls, and growth in digital-game sales. Additionally, the company had a particularly strong showing at this year’s Electronic Entertainment Expo (E3) after its upcoming game Star Wars Battlefront received an overall positive initial response. We believe the company should continue to benefit from upcoming and established game franchises and its growth within the digital-downloads and mobile-phone gaming channels, which we think will be increasingly important for the company’s growth going forward.

Valeant Pharmaceuticals International was a detractor from performance during the period. The company was hit hard by allegations of wrongdoing at its specialty pharmacy partner, Philidor. Investors’ lack of familiarity with this relationship left the stock vulnerable when

2

questions were raised, and a short-seller’s analogy to Enron put incremental pressure on the stock and raised investor scrutiny. Our best assessment at this point is that Philidor is a relatively small part of Valeant’s total business. Further, third-quarter cash generation was positive and would indicate the company is what we thought it was: a cash-generating business with solid medium-term growth prospects. At the end of the reporting period, it was trading at a very high free-cash-flow yield on our 2016 projections, despite our having applied a very substantial haircut to those projections. We also note that the shareholder base and board include large owners with an interest in reaching the right economic outcome. Considering both risk and reward, as well as the remaining unknowns, we have maintained exposure to the stock in the midrange of our portfolio weights.

Qualcomm was also a detractor from performance during the period. The stock experienced weakness over concerns related to fears of increased competition and more pricing pressure than expected. We believe these issues are transitory and do not threaten our long-term thesis on the company. A positive development was a settlement of the antimonopoly suit with the Chinese government that had added to downward pressure on the stock. We believe that Qualcomm continues to benefit from its unique intellectual property and patent position in the semiconductor industry as well as its technology applications targeted at the explosive growth and proliferation of wireless devices. Further, we believe that new management at the company appears more willing than its predecessors to consider meaningful capital allocation actions that could potentially create significant value for shareholders.

Regardless of the economic outcome, we remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

3

Performance summary
Delaware U.S. Growth Fund	October 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2015
	1 year	5 years	10 years
Class A (Est. Dec. 3, 1993)
Excluding sales charge	+7.63%	+15.48%	+8.08%
Including sales charge	+1.43%	+14.12%	+7.44%
Class C (Est. May 23, 1994)
Excluding sales charge	+6.86%	+14.63%	+7.29%
Including sales charge	+5.86%	+14.63%	+7.29%
Class R (Est. June 2, 2003)
Excluding sales charge	+7.36%	+15.20%	+7.82%
Including sales charge	+7.36%	+15.20%	+7.82%
Institutional Class (Est. Feb. 3, 1994)
Excluding sales charge	+7.90%	+15.76%	+8.36%
Including sales charge	+7.90%	+15.76%	+8.36%
Russell 1000 Growth Index	+9.18%	+15.30%	+9.09%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

4

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.06%	1.81%	1.31%	0.81%
(without fee waivers)
Net expenses	1.06%	1.81%	1.31%	0.81%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary

Delaware U.S. Growth Fund

Performance of a $10,000 Investment1

Average annual total returns from Oct. 31, 2005 through Oct. 31, 2015

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Oct. 31, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of Oct. 31, 2005. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The MSCI EAFE (Europe, Australasia, Far East) Index, mentioned on page 2, is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest

6

directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DUGAX	245917505
Class C	DEUCX	245917703
Class R	DEURX	245917711
Institutional Class	DEUIX	245917802

7

Disclosure of Fund expenses

For the six-month period from May 1, 2015 to October 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2015 to Oct. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware U.S. Growth Fund

Expense analysis of an investment of $1,000

Beginning Account Value 5/1/15		Ending Account Value 10/31/15	Annualized Expense Ratio	Expenses Paid During Period 5/1/15 to 10/31/15*
Actual Fund return†
Class A	$1,000.00	$1,010.20	1.04%	$5.27
Class C	1,000.00	1,006.60	1.79%	9.05
Class R	1,000.00	1,008.90	1.29%	6.53
Institutional Class	1,000.00	1,011.30	0.79%	4.00
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.96	1.04%	$5.30
Class C	1,000.00	1,016.18	1.79%	9.10
Class R	1,000.00	1,018.70	1.29%	6.56
Institutional Class	1,000.00	1,021.22	0.79%	4.02

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware U.S. Growth Fund	As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock²	98.48%
Consumer Discretionary	17.83%
Consumer Staples	4.43%
Financial Services	25.72%
Healthcare	22.30%
Technology	28.20%
Short-Term Investments	0.93%
Total Value of Securities	99.41%
Receivables and Other Assets Net of Liabilities	0.59%
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for

diversification whereas broad sectors are used for

financial reporting.

To monitor compliance with the Fund’s concentration guidelines as described in the Fund’s prospectus and statement of additional information, the Financial Services and Technology sectors (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940). The Financial Services sector consisted of commercial services, diversified financial services, and real estate investment trusts. As of Oct. 31, 2015 such amounts, as a percentage of total net assets, were 8.08%, 9.05%, and 8.59%, respectively. The Technology sector consisted of internet, semiconductors, and software. As of Oct. 31, 2015 such amounts, as a percentage of total net assets, were 12.41%, 5.77%, and 10.02%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the “Financial Services and Technology sectors” for financial reporting purposes may exceed 25%.

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Celgene	5.83%
Visa Class A	5.79%
QUALCOMM	5.77%
Allergan	4.95%
MasterCard Class A	4.47%
Walgreens Boots Alliance	4.43%
Equinix	4.33%
Crown Castle International	4.26%
Liberty Interactive QVC Group Class A	4.19%
Microsoft	4.15%

11

Schedule of investments
Delaware U.S. Growth Fund	October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 98.48%²

Consumer Discretionary – 17.83%
Discovery Communications Class A †	983,642	$28,958,420
Discovery Communications Class C †	1,763,808	48,539,996
eBay †	4,560,955	127,250,645
L Brands	1,284,010	123,239,280
Liberty Interactive QVC Group Class A †	5,822,460	159,360,730
NIKE Class B	796,840	104,409,945
TripAdvisor †	1,024,655	85,845,596

		677,604,612

Consumer Staples – 4.43%
Walgreens Boots Alliance	1,990,645	168,567,819

		168,567,819

Financial Services – 25.72%
Crown Castle International	1,893,940	161,856,112
Equinix	554,776	164,590,944
Intercontinental Exchange	490,230	123,734,052
MasterCard Class A	1,716,381	169,904,555
PayPal Holdings †	3,816,905	137,446,749
Visa Class A	2,839,549	220,292,211

		977,824,623

Healthcare – 22.30%
Allergan †	610,249	188,243,509
Biogen †	448,401	130,264,974
Celgene †	1,805,655	221,571,925
DENTSPLY International	700,191	42,606,622
Novo Nordisk ADR	2,217,910	117,948,454
Sirona Dental Systems †	383,312	41,830,839
Valeant Pharmaceuticals International †	1,122,424	105,249,698

		847,716,021

Technology – 28.20%
Alphabet Class A †	185,489	136,777,734
Alphabet Class C †	149,321	106,138,860
Baidu ADR †	605,689	113,548,517
Electronic Arts †	2,072,050	149,332,644
Facebook Class A †	974,994	99,420,138
Intuit	756,969	73,751,490
Microsoft	2,996,832	157,753,236
QUALCOMM	3,690,468	219,287,609
Yelp †	717,631	15,967,290

		1,071,977,518

Total Common Stock (cost $3,031,740,531)		3,743,690,593

12

	Principal amount°	Value (U.S. $)

Short-Term Investments – 0.93%

Discount Notes – 0.93%≠
Federal Home Loan Bank
0.14% 2/18/16	2,356,775	$2,355,997
0.155% 2/3/16	8,580,949	8,578,512
0.17% 1/21/16	12,853,093	12,850,806
0.18% 2/26/16	10,514,853	10,511,130
0.295% 3/2/16	1,206,948	1,206,238

Total Short-Term Investments (cost $35,495,871)		35,502,683

Total Value of Securities – 99.41% (cost $3,067,236,402)		$3,779,193,276

²	Narrow industries are utilized for compliance purposes for
diversification whereas broad sectors are used for
financial reporting.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

13

Statement of assets and liabilities
Delaware U.S. Growth Fund	October 31, 2015

Assets:
Investments, at value[1]	$3,743,690,593
Short-term investments, at value[2]	35,502,683
Receivable for securities sold	33,072,344
Dividends and interest receivable	7,734,484
Receivable for fund shares sold	5,944,924

Total assets	3,825,945,028

Liabilities:
Cash overdraft	7,495,961
Payable for fund shares redeemed	10,273,186
Payable for securities purchased	2,940,972
Investment management fees payable	1,744,110
Other accrued expenses	1,617,675
Distribution fees payable	183,864
Other affiliates payable	165,856
Trustees’ fees and expenses payable	8,945

Total liabilities	24,430,569

Total Net Assets	$3,801,514,459

Net Assets Consist of:
Paid-in capital	$2,692,354,240
Undistributed net investment income	15,300,972
Accumulated net realized gain on investments	381,902,373
Net unrealized appreciation of investments	711,956,874

Total Net Assets	$3,801,514,459

14

Net Asset Value
Class A:
Net assets	$412,893,521
Shares of beneficial interest outstanding, unlimited authorization, no par	15,383,669
Net asset value per share	$26.84
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$28.48

Class C:
Net assets	$106,775,355
Shares of beneficial interest outstanding, unlimited authorization, no par	4,365,613
Net asset value per share	$24.46

Class R:
Net assets	$27,919,828
Shares of beneficial interest outstanding, unlimited authorization, no par	1,070,505
Net asset value per share	$26.08

Institutional Class:
Net assets	$3,253,925,755
Shares of beneficial interest outstanding, unlimited authorization, no par	113,883,590
Net asset value per share	$28.57

[1]Investments, at cost	$3,031,740,531
[2]Short-term investments, at cost	35,495,871

See accompanying notes, which are an integral part of the financial statements.

15

Statement of operations
Delaware U.S. Growth Fund	Year ended October 31, 2015

Investment Income:
Dividends	$48,624,335
Interest	54,714
Foreign tax withheld	(227,522)

48,451,527

Expenses:
Management fees	20,548,293
Distribution expenses – Class A	1,000,168
Distribution expenses – Class C	1,004,859
Distribution expenses – Class R	129,287
Dividend disbursing and transfer agent fees and expenses	6,387,992
Accounting and administration expenses	1,183,544
Reports and statements to shareholders	580,934
Legal fees	247,647
Custodian fees	173,088
Trustees’ fees and expenses	171,076
Registration fees	135,588
Audit and tax fees	34,819
Other	91,847

31,689,142
Less expense paid indirectly	(553)

Total operating expenses	31,688,589

Net Investment Income	16,762,938

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	385,282,394
Foreign currencies	(9,895)

Net realized gain	385,272,499
Net change in unrealized appreciation (depreciation) of investments	(132,482,356)

Net Realized and Unrealized Gain	252,790,143

Net Increase in Net Assets Resulting from Operations	$269,553,081

See accompanying notes, which are an integral part of the financial statements.

16

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Statements of changes in net assets

Delaware U.S. Growth Fund

	Year ended
	10/31/15	10/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,762,938	$13,677,132
Net realized gain	385,272,499	142,195,756
Net change in unrealized appreciation (depreciation)	(132,482,356)	318,136,773

Net increase in net assets resulting from operations	269,553,081	474,009,661

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(812,023)	—
Institutional Class	(12,926,364)	(1,820,767)

Net realized gain:
Class A	(9,901,170)	—
Class C	(2,699,044)	—
Class R	(642,640)	—
Institutional Class	(76,134,095)	—

	(103,115,336)	(1,820,767)

Capital Share Transactions:
Proceeds from shares sold:
Class A	170,052,277	254,971,002
Class B	—	13,417
Class C	28,835,704	25,719,809
Class R	13,207,911	9,814,713
Institutional Class	795,722,253	965,778,442

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	10,441,837	—
Class C	2,632,615	—
Class R	641,565	—
Institutional Class	87,416,483	1,720,838

	1,108,950,645	1,258,018,221

18

	Year ended
	10/31/15	10/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(135,661,875)	$(247,749,954)
Class B	—	(1,613,327)
Class C	(18,418,934)	(15,208,519)
Class R	(14,220,426)	(10,164,108)
Institutional Class	(757,556,432)	(590,872,593)

	(925,857,667)	(865,608,501)

Increase in net assets derived from capital share transactions	183,092,978	392,409,720

Net Increase in Net Assets	349,530,723	864,598,614

Net Assets:
Beginning of year	3,451,983,736	2,587,385,122

End of year	$3,801,514,459	$3,451,983,736

Undistributed net investment income	$15,300,972	$12,286,316

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware U.S. Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

10/31/15	10/31/14	10/31/13		10/31/12		10/31/11

$25.660	$21.970	$17.310		$14.960		$13.450

0.069	0.062	(0.012)		(0.031)		0.006
1.863	3.628	4.672		2.381		1.504

1.932	3.690	4.660		2.350		1.510

(0.057)	—	—		—		—
(0.695)	—	—		—		—

(0.752)	—	—		—		—

$26.840	$25.660	$21.970		$17.310		$14.960

7.63%	16.80%	26.92%		15.71%		11.23%

$412,893	$351,388	$290,303		$146,112		$60,615
1.05%	1.06%	1.09%		1.10%		1.10%
1.05%	1.06%	1.13%		1.16%		1.21%
0.26%	0.26%	(0.06%	)	(0.19%	)	0.04%
0.26%	0.26%	(0.10%	)	(0.25%	)	(0.07%	)
40%	25%	23%		20%		25%

21

Financial highlights

Delaware U.S. Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended

10/31/15	10/31/14		10/31/13		10/31/12		10/31/11

$23.560	$20.330		$16.130		$14.050		$12.720

(0.118)	(0.107)		(0.147)		(0.146)		(0.098)
1.713	3.337		4.347		2.226		1.428

1.595	3.230		4.200		2.080		1.330

(0.695)	—		—		—		—

(0.695)	—		—		—		—

$24.460	$23.560		$20.330		$16.130		$14.050

6.86%	15.89%		26.04%		14.80%		10.46%

$106,775	$90,104		$67,898		$31,103		$13,456
1.80%	1.81%		1.84%		1.85%		1.85%
1.80%	1.81%		1.84%		1.86%		1.91%
(0.49% )	(0.49%	)	(0.81%	)	(0.94%	)	(0.71%	)
(0.49% )	(0.49%	)	(0.81%	)	(0.95%	)	(0.77%	)
40%	25%		23%		20%		25%

23

Financial highlights

Delaware U.S. Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended

10/31/15	10/31/14	10/31/13		10/31/12		10/31/11

$24.960	$21.430	$16.920		$14.660		$13.210

0.002	0.004	(0.059)		(0.073)		(0.030)
1.813	3.526	4.569		2.333		1.480

1.815	3.530	4.510		2.260		1.450

(0.695)	—	—		—		—

(0.695)	—	—		—		—

$26.080	$24.960	$21.430		$16.920		$14.660

7.36%	16.47%	26.66%		15.42%		10.98%

$27,920	$27,053	$23,815		$11,202		$1,697
1.30%	1.31%	1.34%		1.35%		1.35%
1.30%	1.31%	1.43%		1.46%		1.51%
0.01%	0.01%	(0.31%	)	(0.44%	)	(0.21%	)
0.01%	0.01%	(0.40%	)	(0.55%	)	(0.37%	)
40%	25%	23%		20%		25%

25

Financial highlights

Delaware U.S. Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

10/31/15	10/31/14	10/31/13	10/31/12	10/31/11

$ 27.260	$ 23.310	$ 18.340	$ 15.830	$ 14.220

0.143	0.130	0.039	0.011	0.045
1.980	3.839	4.959	2.520	1.587
2.123	3.969	4.998	2.531	1.632

(0.118)	(0.019)	(0.028)	(0.021)	(0.022)
(0.695)	—	—	—	—
(0.813)	(0.019)	(0.028)	(0.021)	(0.022)

$ 28.570	$ 27.260	$ 23.310	$ 18.340	$ 15.830

7.90%	17.04%	27.29%	16.01%	11.48%

$3,253,926	$2,983,439	$2,203,909	$922,606	$563,004
0.80%	0.81%	0.84%	0.85%	0.85%
0.80%	0.81%	0.84%	0.86%	0.91%
0.51%	0.51%	0.19%	0.06%	0.29%
0.51%	0.51%	0.19%	0.05%	0.23%
40%	25%	23%	20%	25%

27

Notes to financial statements

Delaware U.S. Growth Fund	October 31, 2015

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and the related notes pertain to Delaware U.S. Growth Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective September 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation by investing in equity securities of companies believed to have the potential for sustainable free cash flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on The Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2012–Oct. 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

28

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 30, 2015, the Fund held no investments in repurchase agreements.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $6,065 for the year ended Oct. 31, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

29

Notes to financial statements

Delaware U.S. Growth Fund

1. Significant Accounting Policies (continued)

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2015.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2015, the Fund earned $553 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Jackson Square Partners, LLC (JSP), a related party of DMC, furnishes investment sub-advisory services to the Fund. For these services, DMC, not the Fund, pays JSP fees based on the aggregate average daily net assets of the Fund at the following annual rate: 0.325% of the first $500 million; 0.300% of the next $500 million; 0.275% of the next $1.5 billion; and 0.250% of aggregate average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Oct. 31, 2015, the Fund was charged $175,417 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2015, the Fund was charged $768,138 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment

30

Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2015, the Fund was charged $92,317 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2015, DDLP earned $82,585 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2015, DDLP received gross CDSC commissions of $7,170 and $11,914 on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Oct. 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$1,526,314,022
Sales	1,447,157,478

At Oct. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$3,072,228,630

Aggregate unrealized appreciation of investments	$898,139,903
Aggregate unrealized depreciation of investments	(191,175,257)

Net unrealized appreciation of investments	$706,964,646

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market

31

Notes to financial statements

Delaware U.S. Growth Fund

3. Investments (continued)

participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Total

Common Stock	$3,743,690,593	$—	$3,743,690,593
Short-Term Investments	—	35,502,683	35,502,683

Total Value of Securities	$3,743,690,593	$35,502,683	$3,779,193,276

During the year ended Oct. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Oct. 31, 2015, there were no Level 3 investments.

32

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2015 and 2014 was as follows:

	Year ended
	10/31/15	10/31/14

Ordinary income	$13,738,387	$1,820,767
Long term capital gain	89,376,949	—

Total	$103,115,336	$1,820,767

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,692,354,240
Undistributed ordinary income	15,300,972
Undistributed long-term capital gains	386,894,601
Unrealized appreciation of investments	706,964,646

Net assets	$3,801,514,459

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2015, the Fund recorded the following reclassifications:

Undistributed net investment income	$(9,895)
Accumulated net realized gain	9,895

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Oct. 31, 2015, no capital loss carryforwards was incurred under the Act.

33

Notes to financial statements

Delaware U.S. Growth Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/15	10/31/14

Shares sold:
Class A	6,447,690	10,776,994
Class B	—	689
Class C	1,193,515	1,175,839
Class R	513,757	419,718
Institutional Class	28,367,431	37,996,352

Shares issued upon reinvestment of dividends and distributions:
Class A	402,693	—
Class C	110,710	—
Class R	25,409	—
Institutional Class	3,173,109	69,875

	40,234,314	50,439,467

Shares redeemed:
Class A	(5,161,334)	(10,293,569)
Class B	—	(78,453)
Class C	(762,426)	(691,476)
Class R	(552,505)	(447,125)
Institutional Class	(27,095,831)	(23,188,911)

	(33,572,096)	(34,699,534)

Net increase	6,662,218	15,739,933

For the year ended Oct. 31, 2014, 47,284 Class B shares were converted to 40,382 Class A shares valued at $974,760. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders may exchange shares of one class for another class in the same Fund. For the years ended Oct. 31, 2015 and 2014, the Fund had the following exchange transactions:

	Year ended
	10/31/15
Exchange Redemptions	Exchange Subscriptions
	Institutional
Class C Shares	Class Shares	Value
9,123	7,864	$217,744

34

		Year ended
		10/31/14
Exchange Redemptions		Exchange Subscriptions
		Institutional
Class A Shares	Class C Shares	Class Shares	Value

3,922	13,933	15,787	$401,166

These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 10, 2014.

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the agreement described above. The line of credit available under the agreement expired on Nov. 9, 2015.

 The Fund had no amounts outstanding as of Oct. 31, 2015 or at any time during the year then ended.

8. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

35

Notes to financial statements

Delaware U.S. Growth Fund

8. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2015, the Fund had no securities out on loan.

9. Credit and Market Risk

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2015, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

36

10. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (FASB) issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosure.

12. Subsequent Events

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2015 that would require recognition or disclosure in the Fund’s financial statements.

37

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware U.S. Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware U.S. Growth Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

38

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gains Distributions (Tax Basis)	86.68%
(B) Ordinary Income Distributions* (Tax Basis)	13.32%
Total Distributions	100.00%
(C) Qualified Dividends[1]	100.00%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

* For the fiscal year ended Oct. 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 100.00%. Complete information will be compiled and reported in conjunction with your 2015 Form 1099-DIV.

1 Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

Board consideration of Delaware U.S. Growth Fund investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement for Delaware U.S. Growth Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) and Sub-Advisory Agreement with Jackson Square Partners, LLC (“JSP”) included materials provided by DMC and its affiliates (“Delaware Investments”) and JSP, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s or JSP’s, as applicable, policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager

39

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Delaware U.S. Growth Fund investment management agreement (continued)

compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory and sub-advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain Funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

The Board considered the services provided by JSP to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board took account of reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of JSP personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of JSP and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by JSP.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment

40

Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional large-cap growth funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the second quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The

41

Other Fund information (Unaudited)

Delaware U.S. Growth Fund

Board consideration of Delaware U.S. Growth Fund investment management agreement (continued)

Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Trustees were also given available information on profits being realized by in relation to the services being provided to the Fund or in relation to JSP’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by JSP in connection with its relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

42

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 1, 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 20, 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015

Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

1  Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

44

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	64	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	64	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	64	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	64	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

46

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	64	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems

Director — Drexel
Morgan & Co.

Private Investor	64	None
(2004–Present)

Chief Executive Officer —	64	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

48

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	64	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010),
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Vice President and Treasurer	64	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	64	None[3]

Senior Vice President of

the Fund(s) and

the investment advisor

since 2013, General Counsel

of the Fund(s) and

the investment advisor

since 2015, and Secretary

of the Fund(s) and the

investment advisor since 2005.

Daniel V. Geatens has served	64	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.

Richard Salus has served as	64	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

51

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Brookline, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware U.S. Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

52

Annual report

Alternative / specialty mutual fund

Delaware Global Real Estate Opportunities Fund

October 31, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Global Real Estate Opportunities Fund at delawareinvestments.com.

Manage your investments online

●	24-hour access to your account information
●	Obtain share prices
●	Check your account balance and recent transactions
●	Request statements or literature
●	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

©2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Global Real Estate Opportunities Fund	November 10, 2015

Performance preview (for the year ended October 31, 2015)

Delaware Global Real Estate Opportunities Fund (Class A shares)	1-year return	+2.16%

FTSE EPRA/NAREIT Developed Index (benchmark)	1-year return	+2.68%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Real Estate Opportunities Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Global real estate securities, as represented by the FTSE EPRA/NAREIT Developed Index, turned in modest gains during the Fund’s fiscal year ended Oct. 31, 2015. Real estate markets in and around Europe performed particularly well, with Italy, Germany, Spain, and the United Kingdom each gaining 20% or more.

European markets benefited from quantitative easing, the aggressive economic stimulus programs designed to increase the availability of credit by reducing its cost. With better access to capital, the fundamental backdrop for European real estate companies improved, which in turn led to higher equity valuations in the asset class.

Meanwhile, countries whose economies tend to be more closely tied to the health of commodity markets struggled during this period, including Australia (-3.6%) and Canada (-15.0%), which were significantly exposed to iron ore and energy markets, respectively, as of the end of the fiscal year.

Also, as economic growth continued to slow in China, nearby emerging markets with close ties to their larger neighbor encountered difficulties of their own. Hong Kong property stocks, for example, declined more than 6%, while Singapore real estate securities fell 10%.

U.S. real estate investment trusts (REITs) gained more than 5% for the 12-month period, with market rallies early and late in the Fund’s fiscal year bookending a significant retrenchment in security prices in roughly the first eight months of 2015. U.S. real estate fundamentals remained positive overall and continued to improve. Since few properties were built in most sectors, the supply of real estate was very limited and occupancy rates grew. The rising cost of credit was a challenge for the asset class.

Fund performance

For the fiscal year ended Oct. 31, 2015, Delaware Global Real Estate Opportunities Fund (Class A shares) returned +2.16% at net asset value and -3.73% at maximum offer price (both returns reflect reinvestment of all distributions). For the same period, the Fund’s benchmark, the FTSE EPRA/NAREIT Developed Index, returned +2.68%. Complete annualized performance for Delaware Global Real Estate Opportunities Fund is shown in the table on page 4.

Helpful U.S. security selection

Among U.S.-based REITs, the Fund’s stock selection was positive, as was its overweight allocation to this market.

The Fund benefited from its limited exposure to healthcare REITs, which are relatively sensitive to rising interest rates, given their lower growth prospects and long lease durations. In particular, not purchasing weak-performing benchmark component HCP early during the fiscal year aided

1

Portfolio management review

Delaware Global Real Estate Opportunities Fund

the Fund’s relative performance. We purchased a small position in HCP, which operates various healthcare facilities, toward the end of the period, as we believed most of the bad news had been priced into the shares.

Investments in the strong-performing self-storage sector, led by the Fund’s overweighting in Extra Space Storage, added to relative performance. Along with its large competitors, Extra Space Storage benefited from the industry’s lack of supply and its capacity to reach renters through new advertising technologies. As the stock’s valuation rose, we trimmed the Fund’s stake in it, reinvesting the proceeds elsewhere in the sector.

Another contributor to relative performance was apartment operator UDR. Apartment REITs continued to perform well, benefiting from a positive fundamental backdrop, while UDR benefited from its exposure to well-positioned coastal markets.

One area of difficulty in the U.S. market was the hotel sector. Various factors, including increased supply in New York City, a strong dollar slowing travel from overseas, and renovation and union-related issues in San Francisco hindered performance. Within this category, Fund holdings Host Hotels & Resorts and Pebblebrook Hotel Trust were notable laggards.

Favorable positioning in Hong Kong and the U.K.

Other notable performance contributors included favorable positioning in Hong Kong and the U.K. In Hong Kong, the Fund benefited from its underweight allocation to several poor-performing benchmark components with more residential exposure.

In the U.K., the Fund benefited from stock selection and its increased exposure to this market. Notable contributions came from positions in Great Portland Estates and Derwent London, two property owners focused on the desirable West End market. Both companies have benefited from rising property values and higher rental rates. Other U.K. stocks that contributed on a relative basis included Segro, an owner of industrial properties in the U.K. and continental Europe, and Shaftesbury, an owner of high-end retail real estate.

In contrast, Land Securities Group was a relative detractor; in retrospect, we owned the stock at inopportune times. After we sold the Fund’s stake in this owner of office and shopping center properties in London, the stock rallied, causing the Fund to miss out on its gains.

Challenges in Australia and Japan

One area of difficulty for the Fund was Australia, where a position in Scentre Group hampered results the most. The company, which owns high-quality retail properties, performed poorly along with Australia’s struggling market.

The Fund’s largest individual detractor during the fiscal year was Japanese developer Mitsui Fudosan. A proposed change in Japanese inheritance law weighed on the company’s shares, as the change could affect future demand for condominiums built and sold by Mitsui Fudosan. Challenges associated with one of the company’s large contractors also weighed on the stock.

Of final note, the Fund’s relative performance was hurt by its average cash stake of slightly more than 3%, which hampered results in a modestly rising market.

Relative opportunities in the United States

At period end, the Fund remained overweighted in U.S. REITs. In this market, we took advantage of the sharp market selloff between January and September to add to positions we considered to be attractive at improved valuations. At fiscal year end, we kept a close watch on the cost of credit, which we think has the potential to increase further for lower-quality REITs.

In our view, Europe offers some attractive individual opportunities as fundamentals there

2

appear to be improving. We also see the potential for improved cash flow expectations for certain companies. However, we have chosen not to overweight Europe, because of its relatively high valuations. We also noted various investment opportunities in the U.K., where we found rental rates and cash flow growth particularly attractive. Although U.K. valuations are high, we believe this market’s growth potential could offset some of the valuation premium. Elsewhere, we have maintained the Fund’s underexposure to Asia, due to the uncertainty surrounding China’s economy and its economic policies.

Additionally, the Fund’s use of foreign currency exchange contracts had a negligible effect on performance, as the short-term effects of currency movements generally canceled one another out over the fiscal year.

Overall, we continue to seek what we believe are good investments at attractive valuations. We think that heightened volatility may create occasional shorter-term investment opportunities as well. Given the short-term variability of financial markets, we remind investors in global property stocks that real estate, in our view, is best seen as a long-term investment.

3

Performance summary
Delaware Global Real Estate Opportunities Fund	October 31, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2015
	1 year	5 years	Lifetime
Class A (Est. Jan. 10, 2007)
Excluding sales charge	+2.16%	+9.12%	+1.88%
Including sales charge	-3.73%	+7.84%	+1.19%
Class C (Est. Sept. 28, 2012)
Excluding sales charge	+1.41%	n/a	+8.46%
Including sales charge	+0.41%	n/a	+8.46%
Class R (Est. Sept. 28, 2012)
Excluding sales charge	+2.03%	n/a	+9.00%
Including sales charge	+2.03%	n/a	+9.00%
Institutional Class (Est. Jan. 10, 2007)
Excluding sales charge	+2.55%	+9.39%	+2.12%
Including sales charge	+2.55%	+9.39%	+2.12%
FTSE EPRA/NAREIT Developed Index*	+2.68%	+8.64%	+1.58%

* The benchmark lifetime return is for Class A share comparison only and is calculated using the last business day in the month of the Fund’s Class A inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares,

excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

4

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

“Nondiversified” Funds may allocate more of their net assets to investments in single securities than “diversified” Funds. Resulting adverse effects may subject these Funds to greater risks and volatility.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, acquired fund fees and expenses, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.15% of the Fund’s average daily net assets during the period from Nov. 1, 2014, through Oct. 31, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.78%	2.53%	2.03%	1.53%
(without fee waivers)
Net expenses	1.40%	2.15%	1.65%	1.15%
(including fee waivers, if any)
Type of waiver	Contractual	Contractual	Contractual	Contractual

* The contractual waiver period is from Feb. 27, 2014, through Feb. 29, 2016.

5

Performance summary

Delaware Global Real Estate Opportunities Fund

Performance of a $10,000 investment1

Average annual total returns from Jan. 10, 2007 (Fund’s inception) through Oct. 31, 2015

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Jan. 10, 2007, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The graph also assumes $10,000 invested in the FTSE EPRA/NAREIT Developed Index as of Jan. 10, 2007. The FTSE EPRA/NAREIT Developed Index tracks the performance of listed real estate companies and REITs worldwide, based in U.S. dollars.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DGRPX	245917653
Class C	DLPCX	245917646
Class R	DLPRX	245917638
Institutional Class	DGROX	245917620

6

Disclosure of Fund expenses

For the six-month period from May 1, 2015 to October 31, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2015 to Oct. 31, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

7

Disclosure of Fund expenses

For the six-month period from May 1, 2015 to October 31, 2015 (Unaudited)

Delaware Global Real Estate Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Annualized Expense Ratio	Expenses Paid During Period 5/1/15 to 10/31/15*
Actual Fund return†
Class A	$1,000.00	$999.00	1.40%	$7.05
Class C	1,000.00	995.90	2.15%	10.82
Class R	1,000.00	999.10	1.65%	8.31
Institutional Class	1,000.00	1,000.20	1.15%	5.80

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.40%	$7.12
Class C	1,000.00	1,014.37	2.15%	10.92
Class R	1,000.00	1,016.89	1.65%	8.39
Institutional Class	1,000.00	1,019.41	1.15%	5.85

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

8

Security type / country and sector allocations
Delaware Global Real Estate Opportunities Fund	As of October 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / country	Percentage of net assets
Common Stock by Country	96.26%
Australia	5.57%
Canada	0.50%
China/Hong Kong	5.70%
France	5.55%
Germany	2.97%
Italy	0.42%
Japan	6.32%
Singapore	1.08%
Spain	1.06%
United Kingdom	8.39%
United States	58.70%
Short-Term Investments	3.54%
Total Value of Securities	99.80%
Receivables and Other Assets Net of Liabilities	0.20%
Total Net Assets	100.00%

Common stock by sector	Percentage of net assets
Diversified REITs	8.49%
Healthcare REITs	2.21%
Hotel REITs	3.76%
Industrial REITs	5.26%
Mall REITs	10.23%
Mixed REITs	3.72%
Multifamily REITs	13.77%
Office REITs	19.73%
Office/Diversified REITs	1.48%
Real Estate Operating Companies/Developer	5.43%
Retail REITs	8.11%
Self-Storage REITs	4.25%
Shopping Center REITs	8.09%
Single Tenant REIT	1.14%
Specialty REIT	0.59%
Total	96.26%

9

Schedule of investments
Delaware Global Real Estate Opportunities Fund	October 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 96.26%Δ

Australia – 5.57%
GPT Group-In Specie @=†	1,377,200	$0
Investa Office Fund	95,644	275,446
Scentre Group	189,917	560,483
Stockland	167,376	483,222
Westfield	107,581	786,063

		2,105,214

Canada – 0.50%
Allied Properties Real Estate Investment Trust	6,950	190,691

		190,691

China/Hong Kong – 5.70%
Hongkong Land Holdings	76,400	573,764
Hysan Development	91,072	404,796
Kerry Properties	52,500	155,793
Link REIT	32,000	191,778
Sun Hung Kai Properties	61,724	827,430

		2,153,561

France – 5.55%
Gecina	4,759	609,038
Klepierre	22,508	1,068,427
Unibail-Rodamco	1,508	421,290

		2,098,755

Germany – 2.97%
alstria office REIT †	40,306	562,572
Vonovia	16,788	560,003

		1,122,575

Italy – 0.42%
Beni Stabili	191,566	157,752

		157,752

Japan – 6.32%
Kenedix Office Investment	45	206,952
Mitsubishi Estate	31,642	683,549
Mitsui Fudosan	47,446	1,301,345
Orix JREIT	96	129,665
Sumitomo Realty & Development	2,000	66,357

		2,387,868

Singapore – 1.08%
CapitaLand	97,100	214,838
Mapletree Commercial Trust	196,794	192,426

		407,264

10

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Spain – 1.06%
Merlin Properties Socimi	31,377	$402,240

		402,240

United Kingdom – 8.39%
British Land	28,097	377,002
Derwent London	8,272	494,718
Grainger	76,887	295,099
Great Portland Estates	53,305	730,852
Segro	97,639	676,952
Shaftesbury	41,286	598,518

		3,173,141

United States – 58.70%
Alexandria Real Estate Equities	4,805	431,201
American Residential Properties	13,369	221,524
Apartment Investment & Management	13,759	539,215
AvalonBay Communities	5,282	923,452
Boston Properties	4,129	519,635
Brandywine Realty Trust	21,222	286,497
Brixmor Property Group	14,258	365,290
CubeSmart	17,411	484,374
DCT Industrial Trust	13,609	505,166
DDR	37,858	636,014
Digital Realty Trust	2,791	206,422
Douglas Emmett	10,695	326,732
Duke Realty	36,722	760,145
Empire State Realty Trust	17,080	304,366
Equity Commonwealth	19,518	560,362
Equity Residential	14,234	1,100,573
Essex Property Trust	1,490	328,456
Extra Space Storage	2,383	188,829
Federal Realty Investment Trust	2,051	294,298
First Industrial Realty Trust	14,274	309,460
General Growth Properties	42,897	1,241,868
Host Hotels & Resorts	45,913	795,672
Hudson Pacific Properties	10,475	299,271
Kimco Realty	22,434	600,558
Macerich	2,200	186,428
National Retail Properties	11,320	430,160
Paramount Group	23,758	422,180
Parkway Properties	16,536	276,647
Pebblebrook Hotel Trust	8,237	281,541
Post Properties	2,992	178,742
Prologis	11,612	496,181

11

Schedule of investments

Delaware Global Real Estate Opportunities Fund

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

United States (continued)
PS Business Parks	5,132	$440,274
Public Storage	4,069	933,673
Regency Centers	3,245	220,530
Retail Properties of America	12,747	190,823
Simon Property Group	9,582	1,930,390
SL Green Realty	8,401	996,527
Strategic Hotels & Resorts †	24,361	343,490
Taubman Centers	6,600	508,068
UDR	19,447	670,144
Urban Edge Properties	8,049	191,083
Ventas	8,795	472,467
Vornado Realty Trust	4,220	424,321
Welltower	5,622	364,699

		22,187,748

Total Common Stock (cost $35,149,573)		36,386,809

	Principal amount°

Short-Term Investments – 3.54%

Discount Notes – 1.55%≠
Federal Home Loan Bank
0.12% 1/4/16	37,813	37,807
0.12% 1/25/16	84,240	84,224
0.14% 2/18/16	73,263	73,238
0.155% 2/3/16	24,968	24,960
0.17% 1/21/16	188,152	188,118
0.18% 2/26/16	55,892	55,872
0.18% 3/7/16	19,800	19,788
0.19% 3/22/16	100,328	100,260

		584,267

Repurchase Agreements – 1.99%
Bank of America Merrill Lynch 0.04%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $126,360 (collateralized by U.S. government obligations 3.625% 8/15/43; market value $128,887)	126,360	126,360
Bank of Montreal 0.05%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $63,180 (collateralized by U.S. government obligations 2.00%–4.50% 8/15/25–8/15/45; market value $64,444)	63,180	63,180

12

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.06%, dated 10/30/15, to be repurchased on 11/2/15, repurchase price $562,248 (collateralized by U.S. government obligations 0.00%–8.50% 2/29/16–11/15/44; market value $573,490)	562,245	$562,245

		751,785

Total Short-Term Investments (cost $1,335,973)		1,336,052

Total Value of Securities – 99.80% (cost $36,485,546)		$37,722,861

@	Illiquid security. At Oct. 31, 2015, the aggregate value of illiquid securities was $0, which represents 0.00% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Oct. 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets.

See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 9 in “Security type / country and sector allocations.”

13

Schedule of investments

Delaware Global Real Estate Opportunities Fund

The following foreign currency exchange contracts were outstanding at Oct. 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	AUD	92,541	USD	(66,079)	11/2/15	$(122)
BNYM	EUR	119,028	USD	(131,662)	11/3/15	(791)
BNYM	GBP	(38,210)	USD	58,904	11/3/15	8
BNYM	SGD	(59,506)	USD	42,463	11/4/15	(1)

						$(906)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1 See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AUD – Australian Dollar

BNYM – BNY Mellon

EUR – European Monetary Unit

GBP – British Pound Sterling

REIT – Real Estate Investment Trust

SGD – Singapore Dollar

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

14

Statement of assets and liabilities
Delaware Global Real Estate Opportunities Fund	October 31, 2015

Assets:
Investments, at value[1]	$36,386,809
Short-term investments, at value[2]	1,336,052
Cash	13,652
Foreign currencies, at value[3]	2,857
Receivable for securities sold	627,062
Receivable for fund shares sold	105,728
Dividends and interest receivable	56,370
Unrealized appreciation of foreign currency exchange contracts	8

Total assets	38,528,538

Liabilities:
Payable for securities purchased	670,640
Payable for fund shares redeemed	10,482
Other accrued expenses	37,152
Distribution fees payable to affiliates	4,254
Other affiliates payable	3,712
Investment management fees payable	2,271
Trustees’ fees and expenses payable	92
Unrealized depreciation of foreign currency exchange contracts	914

Total liabilities	729,517

Total Net Assets	$37,799,021

Net Assets Consist of:
Paid-in capital	$128,418,399
Distributions in excess of net investment income	(33,297)
Accumulated net realized loss on investments	(91,817,476)
Net unrealized appreciation of investments	1,237,315
Net unrealized depreciation of foreign currencies	(5,014)
Net unrealized depreciation of foreign currency exchange contracts	(906)

Total Net Assets	$37,799,021

15

Statement of assets and liabilities

Delaware Global Real Estate Opportunities Fund

Net Asset Value
Class A:
Net assets	$8,481,252
Shares of beneficial interest outstanding, unlimited authorization, no par	1,174,205
Net asset value per share	$7.22
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$7.66

Class C:
Net assets	$2,850,128
Shares of beneficial interest outstanding, unlimited authorization, no par	395,496
Net asset value per share	$7.21

Class R:
Net assets	$285,732
Shares of beneficial interest outstanding, unlimited authorization, no par	39,596
Net asset value per share	$7.22

Institutional Class:
Net assets	$26,181,909
Shares of beneficial interest outstanding, unlimited authorization, no par	3,627,939
Net asset value per share	$7.22
[1]Investments, at cost	$35,149,573
[2]Short-term investments, at cost	1,335,973
[3]Foreign currencies, at cost	2,902

See accompanying notes, which are an integral part of the financial statements.

16

Statement of operations
Delaware Global Real Estate Opportunities Fund	Year ended October 31, 2015

Investment Income:
Dividends	$1,314,243
Interest	7,902
Foreign tax withheld	(49,955)

1,272,190

Expenses:
Management fees	507,824
Registration fees	68,056
Distribution expenses – Class A	20,572
Distribution expenses – Class C	25,299
Distribution expenses – Class R	1,145
Dividend disbursing and transfer agent fees and expenses	44,993
Audit and tax fees	42,424
Reports and statements to shareholders	31,463
Custodian fees	25,109
Accounting and administration expenses	16,354
Legal fees	3,441
Trustee’s fees and expenses	2,446
Other	14,423

803,549
Less expenses waived	(162,079)
Less expense paid indirectly	(26)

Total operating expenses	641,444

Net Investment Income	630,746

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,921,603
Foreign currencies	(24,198)
Foreign currency exchange contracts	(22,669)

Net realized gain	3,874,736

Net change in unrealized appreciation (depreciation) of:
Investments	(4,074,002)
Foreign currencies	(6,433)
Foreign currency exchange contracts	4,331

Net change in unrealized appreciation (depreciation)	(4,076,104)

Net Realized and Unrealized Loss	(201,368)

Net Increase in Net Assets Resulting from Operations	$429,378

See accompanying notes, which are an integral part of the financial statements.

17

Statements of changes in net assets

Delaware Global Real Estate Opportunities Fund

	Year ended
	10/31/15	10/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$630,746	$988,781
Net realized gain	3,874,736	2,644,256
Net change in unrealized appreciation (depreciation)	(4,076,104)	2,170,418

Net increase in net assets resulting from operations	429,378	5,803,455

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(137,457)	(159,306)
Class C	(24,824)	(22,045)
Class R	(2,606)	(963)
Institutional Class	(909,598)	(1,562,972)

	(1,074,485)	(1,745,286)

Capital Share Transactions:
Proceeds from shares sold:
Class A	5,329,594	6,540,240
Class C	1,269,441	1,589,505
Class R	217,676	89,526
Institutional Class	12,635,818	13,834,067

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	130,874	151,317
Class C	22,528	21,387
Class R	2,606	963
Institutional Class	340,357	287,571

	19,948,894	22,514,576

18

	Year ended
	10/31/15	10/31/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(3,445,426)	$(5,097,137)
Class C	(567,760)	(219,233)
Class R	(50,962)	(703)
Institutional Class	(31,250,131)	(21,673,279)

	(35,314,279)	(26,990,352)

Decrease in net assets derived from capital share transactions	(15,365,385)	(4,475,776)

Net Decrease in Net Assets	(16,010,492)	(417,607)

Net Assets:
Beginning of year	53,809,513	54,227,120

End of year	$37,799,021	$53,809,513

Undistributed (distributions in excess of) net investment income	$(33,297)	$157,227

See accompanying notes, which are an integral part of the financial statements.

19

Financial highlights

Delaware Global Real Estate Opportunities Fund Class A1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown for 2012 and earlier is historical information for The Global Real Estate Securities Portfolio. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

20

Year ended

10/31/15	10/31/14	10/31/13	10/31/12	10/31/11

$7.200	$6.650	$6.060	$5.370	$5.780

0.077	0.116	0.079	0.103	0.148
0.077	0.642	0.696	0.799	(0.069)

0.154	0.758	0.775	0.902	0.079

(0.134)	(0.208)	(0.185)	(0.212)	(0.489)

(0.134)	(0.208)	(0.185)	(0.212)	(0.489)

$7.220	$7.200	$6.650	$6.060	$5.370

2.16%	11.80%	13.11%	17.79%	1.68%

$8,481	$6,571	$4,340	$297	$8
1.41%	1.40%	1.40%	1.38%	1.39%
1.73%	1.78%	1.66%	1.52%	1.49%
1.07%	1.72%	1.21%	1.65%	2.69%
0.75%	1.34%	0.95%	1.51%	2.59%
116%	107%	112%	128%	155%

21

Financial highlights

Delaware Global Real Estate Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended			10/1/12[1] to

10/31/15	10/31/14	10/31/13	10/31/12

$7.190	$6.640	$6.060	$5.960

0.023	0.066	0.030	(0.005)
0.078	0.637	0.705	0.105

0.101	0.703	0.735	0.100

(0.081)	(0.153)	(0.155)	—

(0.081)	(0.153)	(0.155)	—

$7.210	$7.190	$6.640	$6.060

1.41%	11.06%	12.23%	1.68%

$2,850	$2,119	$572	$25
2.16%	2.15%	2.15%	2.15%
2.48%	2.53%	2.41%	2.52%
0.32%	0.97%	0.46%	(0.93%)
0.00%	0.59%	0.20%	(1.30%)
116%	107%	112%	128%[4]

23

Financial highlights

Delaware Global Real Estate Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[2]
Net realized and unrealized gain
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire annual period.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended			10/1/12[1] to

10/31/15	10/31/14	10/31/13	10/31/12

$7.190	$6.640	$6.060	$5.960

0.059	0.101	0.062	(0.002)
0.086	0.637	0.699	0.102

0.145	0.738	0.761	0.100

(0.115)	(0.188)	(0.181)	—

(0.115)	(0.188)	(0.181)	—

$7.220	$7.190	$6.640	$6.060

2.03%	11.48%	12.87%	1.68%

$286	$121	$24	$7
1.66%	1.65%	1.65%	1.65%
1.98%	2.03%	2.00%	2.12%
0.82%	1.47%	0.96%	(0.43%)
0.50%	1.09%	0.61%	(0.90%)
116%	107%	112%	128%[4]

25

Financial highlights

Delaware Global Real Estate Opportunities Fund Institutional Class1

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The Fund is the successor to The Global Real Estate Securities Portfolio, formerly a series of the Delaware Pooled® Trust, pursuant to the reorganization (Reorganization) of The Global Real Estate Securities Portfolio which occurred after the close of business on Sept. 28, 2012. Prior to the Reorganization, the Fund had no investment operations. The information shown for 2012 and earlier is historical information for The Global Real Estate Securities Portfolio. Because the Fund’s fees and expenses are higher than those of The Global Real Estate Securities Portfolio, the Fund’s performance would have been lower than that of The Global Real Estate Securities Portfolio.

[2]	The average shares outstanding method has been applied for per share information.

[3]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended

10/31/15	10/31/14	10/31/13	10/31/12	10/31/11

$7.190	$6.650	$6.060	$5.390	$5.790

0.095	0.132	0.094	0.105	0.163
0.086	0.633	0.707	0.791	(0.061)

0.181	0.765	0.801	0.896	0.102

(0.151)	(0.225)	(0.211)	(0.226)	(0.502)

(0.151)	(0.225)	(0.211)	(0.226)	(0.502)

$7.220	$7.190	$6.650	$6.060	$5.390

2.55%	11.93%	13.58%	17.68%	2.10%

$26,182	$44,999	$49,291	$76,426	$49,359
1.16%	1.15%	1.15%	1.13%	1.14%
1.48%	1.53%	1.41%	1.27%	1.24%
1.32%	1.97%	1.46%	1.90%	2.94%
1.00%	1.59%	1.20%	1.76%	2.84%
116%	107%	112%	128%	155%

27

Notes to financial statements
Delaware Global Real Estate Opportunities Fund	October 31, 2015

Delaware Group® Adviser Funds (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Diversified Income Fund, Delaware Global Real Estate Opportunities Fund, and Delaware U.S. Growth Fund. These financial statements and related notes pertain to Delaware Global Real Estate Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered non-diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum long-term total return through a combination of current income and capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on The Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite

28

distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Oct. 31, 2012–Oct. 31, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Oct. 30, 2015, and will mature on the next business day.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

29

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

1. Significant Accounting Policies (continued)

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively over the lives of the respective securities using the effective interest method. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Oct. 31, 2015.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Oct. 31, 2015, the Fund earned $26 under the agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.99% on the first $100 million of the average daily net assets of the Fund, 0.90% on the next $150 million, and 0.80% on average daily net assets in excess of $250 million.

DMC has contractually agreed to waive that portion if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, taxes, acquired funds fees and expenses, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to,

30

those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively nonroutine expenses)) do not exceed 1.15% of the Fund’s average daily net assets from Nov. 1, 2014 through Oct. 31, 2015.* For purposes of this waiver and reimbursement, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board and DMC. This expense waiver and reimbursement may only be terminated by agreement of DMC and the Fund.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Oct. 31, 2015, the Fund was charged $2,425 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2015, the Fund was charged $10,620 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2015, the Fund was charged $1,325 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

* The contractual waiver period is from Feb. 27, 2014, through Feb. 29, 2016.

31

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended Oct. 31, 2015, DDLP earned $4,856 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2015, DDLP received gross CDSC commissions of $844 on redemptions of the Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Oct. 31, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$56,774,866
Sales	71,537,325

At Oct. 31, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$37,373,072

Aggregate unrealized appreciation of investments	$2,105,031
Aggregate unrealized depreciation of investments	(1,755,242)

Net unrealized appreciation of investments	$349,789

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities,

32

credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2015:

Securities	Level 1	Level 2	Level 3	Total
Common Stock	$36,386,809	$—	$—	$36,386,809
Short-Term Investments	—	1,336,052	—	1,336,052

Total Value of Securities	$36,386,809	$1,336,052	$—	$37,722,861

Foreign Currency Exchange Contracts	$—	$(906)	$—	$(906)

A security that has been deemed worthless on the “Schedule of investments” is considered to be a Level 3 investment in this table.

During the year ended Oct. 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in the classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

33

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2015 and 2014 was as follows:

	Year ended
	10/31/15	10/31/14
Ordinary income	$1,074,485	$1,745,286

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$128,418,399
Undistributed ordinary income*	84,398
Capital loss carryforwards**	(91,047,758)
Unrealized appreciation of investments, foreign currencies, and derivatives	343,982

Net assets	$37,799,021

* The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

** The amount of this loss which can be utilized in subsequent years may be subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Delaware Global Real Estate Securities Fund on Sept. 28, 2012.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of foreign currency exchange contracts, and tax treatment of passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2015, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$253,215
Accumulated net realized loss	(253,215)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $4,054,940 was utilized in 2015. Capital loss carryforwards remaining at Oct. 31, 2015 will expire as follows: $36,862,417 expires in 2016, $50,784,384 expires in 2017, and $3,400,957 expires in 2018.

34

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Oct. 31, 2015, there were no capital loss carryforwards incurred under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/15	10/31/14
Shares sold:
Class A	726,942	979,245
Class C	176,261	237,941
Class R	29,537	13,205
Institutional Class	1,749,605	2,027,984

Shares issued upon reinvestment of dividends and distributions:
Class A	18,184	23,284
Class C	3,126	3,328
Class R	363	147
Institutional Class	47,539	44,280
	2,751,557	3,329,414

Shares redeemed:
Class A	(483,467)	(742,232)
Class C	(78,756)	(32,589)
Class R	(7,087)	(99)
Institutional Class	(4,423,911)	(3,229,334)
	(4,993,221)	(4,004,254)
Net decrease	(2,241,664)	(674,840)

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $225,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 10, 2014.

35

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

7. Line of Credit (continued)

On Nov. 10, 2014, the Fund, along with the other Participants, entered into an amendment to the agreement for a $275,000,000 revolving line of credit. The line of credit was to be used as described above and operated in substantially the same manner as the agreement described above. The line of credit available under the agreement expired on Nov. 9, 2015.

The Fund had no amounts outstanding as of Oct. 31, 2015, or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The Fund may also enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2015, the Fund held foreign currency exchange contracts, which are reflected on the “Statement of operations” under “Net realized gain (loss) on foreign currency exchange contracts.”

During the year ended Oct. 31, 2015, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

36

Derivatives generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2015:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average cost)	USD 111,696	USD 164,662

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance was effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2015, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$8	$(914)	$(906)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(906)	$—	$—	$—	$—	$(906)

37

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

9. Offsetting (continued)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$126,360	$(126,360)	$—	$(126,360)	$—
Bank of Montreal	63,180	(63,180)	—	(63,180)	—
BNP Paribas	562,245	(562,245)	—	(562,245)	—

Total	$751,785	$(751,785)	$—	$(751,785)	$—

(a)Net exposure represents the net receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned

38

securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a NAV per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s NAV per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2015, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more widely than that of a fund that invests in a broad range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A, promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s

39

Notes to financial statements

Delaware Global Real Estate Opportunities Fund

11. Credit and Market Risk (continued)

Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Oct. 31, 2015, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Fund for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. Subsequent Events

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7, with the exception of the annual commitment fee. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The line of credit available under the agreement expires on Nov. 7, 2016.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2015 that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Adviser Funds

and the Shareholders of Delaware Global Real Estate Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Global Real Estate Opportunities Fund (one of the series constituting Delaware Group Adviser Funds, hereafter referred to as the “Fund”) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 18, 2015

41

Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualifying Dividends[1]	2.34%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on a percentage of the Fund’s ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the fiscal year ended Oct. 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income was 62.08%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2015, certain interest income paid by the Fund, has been determined to be Qualified Interest Income, and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2015, the Fund has reported maximum distributions of Qualified Interest Income of $3,637. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

42

Board consideration of Delaware Global Real Estate Opportunities Fund investment advisory agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Global Real Estate Opportunities Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain Funds; and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to

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Other Fund information (Unaudited)

Delaware Global Real Estate Opportunities Fund

Board consideration of Delaware Global Real Estate Opportunities Fund investment advisory agreement (continued)

the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional global real estate funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3- and 5-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

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The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract did not fall within the standardized fee pricing structure because the Fund was very similar to another existing product offered by DMC, and Management wanted consistency of the fee structure as between the two similar funds. In addition the Fund generally invests a significant portion of its assets in international (including emerging markets) securities, an asset category that requires more research and firm resources than is typically true for funds investing in domestic securities. Although the Fund has not reached a size at which it can take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that if the Fund grows, economies of scale may be shared.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 1, 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 20, 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 1, 2015

Ann D. Borowiec	Trustee	Since March 31, 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as	64	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	64	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	64	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	64	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

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Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President —	64	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems

Director — Drexel
Morgan & Co.

Private Investor	64	None
(2004–Present)

Chief Executive Officer —	64	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

50

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman	64	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010),
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Vice President and Treasurer	64	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

51

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	64	None[3]
Senior Vice President of
the Fund(s) and
the investment advisor
since 2013, General Counsel
of the Fund(s) and
the investment advisor
since 2015, and Secretary
of the Fund(s) and the
investment advisor since 2005.

Daniel V. Geatens has served	64	None[3]
as Vice President and
Treasurer of the Fund(s)
since 2007 and Vice President
and Director of Financial
Administration of the
investment advisor since 2010.

Richard Salus has served as	64	None[3]
Senior Vice President
and Chief Financial Officer
of the Fund(s) and the
investment advisor since 2006.

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

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About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Brookline, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Global Real Estate Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $105,935 for the fiscal year ended October 31, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $97,615 for the fiscal year ended October 31, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2014.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,876 for the fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $16,068 for the fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,111,212 and $5,653,375 for the registrant’s fiscal years ended October 31, 2015 and October 31, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® ADVISER FUNDS

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	Chief Executive Officer
Date:	January 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	Chief Executive Officer
Date:	January 6, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 6, 2016